Filed Pursuant to Rule 433
                                                    Registration No.: 333-118843


                       [Banc of America Securities logo]


--------------------------------------------------------------------------------


      The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.


MBS New Issue Term Sheet

Mortgage Pass-Through Certificates, Series 2006-A
$309,988,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2,
4-A-1 and 4-A-2 (Offered Certificates)

Banc of America Mortgage Securities, Inc.
Depositor

Bank of America, National Association
Sponsor and Servicer

[Banc of America Securities logo]

January 9, 2006


--------------------------------------------------------------------------------

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE



            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.



                                                                               2
Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


                               Table of Contents



>>    Preliminary Summary of Certificates (To Roll)               pg. 3

>>    Preliminary Summary of Certificates (To Maturity)           pg. 4

>>    Preliminary Summary of Terms                                pg. 5

>>    Preliminary Credit Support                                 pg. 29

>>    Preliminary Priority of Distributions                      pg. 29

>>    Preliminary Bond Summary (To Roll)                         pg. 30

>>    Preliminary Bond Summary (To Maturity)                     pg. 33

>>    Risk Factors                                               pg. 36





                                                                               3
Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  Preliminary Summary of Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                              To Roll (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Expected
                                                                        Est. Prin.      Maturity                       Expected
              Approx.                                         Est.       Window          to Roll          Delay         Ratings
Class         Size (2)      Interest - Principal Type       WAL (yrs)     (mos)         @ 25% CPB         Days        (S&P/Fitch)
------------------------------------------------------------------------------------------------------------------------------------
Offered Certificates
--------------------

1-A-1       $32,207,000    Variable - Pass-Through (3)       1.96         1 - 36        01/25/2009         24          AAA / AAA
1-A-2         1,306,000    Variable - Pass-Through (3)       1.96         1 - 36        01/25/2009         24          AAA / AAA
2-A-1        70,718,000    Variable - Pass-Through (4)       2.58         1 - 60        01/25/2011         24          AAA / AAA
2-A-2         5,734,000    Variable - Pass-Through (4)       2.58         1 - 60        01/25/2011         24          AAA / AAA
2-A-3        44,909,000     Variable - Sequential (4)        1.41         1 - 40        05/25/2009         24          AAA / AAA
2-A-4        10,372,000     Variable - Sequential (4)        4.11        40 - 59        12/25/2010         24          AAA / AAA
2-A-5        15,436,000     Variable - Sequential (4)        4.96        59 - 60        01/25/2011         24          AAA / AAA
3-A-1        48,035,000    Variable - Pass-Through (5)       2.92         1 - 84        01/25/2013         24          AAA / AAA
3-A-2         1,948,000    Variable - Pass-Through (5)       2.92         1 - 84        01/25/2013         24          AAA / AAA
4-A-1        76,232,000    Variable - Pass-Through (6)       3.20        1 - 120        01/25/2016         24          AAA / AAA
4-A-2         3,091,000    Variable - Pass-Through (6)       3.20        1 - 120        01/25/2016         24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
Not Offered Hereunder
---------------------

B-1          $7,247,000                                                                                                  N.A.
B-2           1,933,000                                                                                                  N.A.
B-3           1,127,000                                                                                                  N.A.
B-4             644,000                                                                                                  N.A.
B-5             483,000                                                                                                  N.A.
B-6             644,620                                                                                                  N.A.
1-A-R               100                                                                                                  N.A.
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of January 2009, January 2011, January 2013 and January 2016, respectively.

(2)   Class sizes are subject to change.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).




                                                                               4
Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  Preliminary Summary of Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                              To Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Est. Prin.        Expected                      Expected
              Approx.                                         Est.       Window             Final          Delay         Ratings
Class         Size (1)      Interest - Principal Type       WAL (yrs)   (mos) (2)        Maturity (2)      Days        (S&P/Fitch)
------------------------------------------------------------------------------------------------------------------------------------
Offered Certificates
--------------------
 1-A-1      $32,207,000    Variable - Pass-Through (3)        3.30       1 - 360         01/25/2036         24          AAA / AAA
 1-A-2        1,306,000    Variable - Pass-Through (3)        3.30       1 - 360         01/25/2036         24          AAA / AAA
 2-A-1       70,718,000    Variable - Pass-Through (4)        3.31       1 - 360         01/25/2036         24          AAA / AAA
 2-A-2        5,734,000    Variable - Pass-Through (4)        3.31       1 - 360         01/25/2036         24          AAA / AAA
 2-A-3       44,909,000      Variable - Sequential (4)        1.41        1 - 40         05/25/2009         24          AAA / AAA
 2-A-4       10,372,000      Variable - Sequential (4)        4.12       40 - 61         02/25/2011         24          AAA / AAA
 2-A-5       15,436,000      Variable - Sequential (4)        8.31      61 - 360         01/25/2036         24          AAA / AAA
 3-A-1       48,035,000    Variable - Pass-Through (5)        3.32       1 - 360         01/25/2036         24          AAA / AAA
 3-A-2        1,948,000    Variable - Pass-Through (5)        3.32       1 - 360         01/25/2036         24          AAA / AAA
 4-A-1       76,232,000    Variable - Pass-Through (6)        3.37       1 - 360         01/25/2036         24          AAA / AAA
 4-A-2        3,091,000    Variable - Pass-Through (6)        3.37       1 - 360         01/25/2036         24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------

(1)   Class sizes are subject to change.

(2) Estimated Principal Window (except with respect to the Sequential Class A Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).



                                                                               5
Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:             Banc of America Mortgage Securities, Inc.

Lead Manager (Book
Runner): Mortgage Pass-Through Certificates, Series 2006-A Banc of America Securities LLC

Co-Managers:             Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Sponsor and Servicer:    Bank of America, National Association

Depositor:               Banc of America Mortgage Securities, Inc.

Trustee:                 Wells Fargo Bank, N.A.

Rating Agencies:         Standard & Poor's, a division of The McGraw-Hill
                         Companies, Inc. and Fitch Ratings

Transaction Size:        $322,066,721 (+/- 5%)

Securities Offered:      $32,207,000  Class 1-A-1 Certificates

                         $1,306,000   Class 1-A-2 Certificates

                         $70,718,000   Class 2-A-1 Certificates

                         $5,734,000 Class 2-A-2 Certificates

                         $44,909,000 Class 2-A-3 Certificates

                         $10,372,000   Class 2-A-4 Certificates

                         $15,436,000  Class 2-A-5 Certificates

                         $48,035,000   Class 3-A-1 Certificates

                         $1,948,000   Class 3-A-2 Certificates

                         $76,232,000   Class 4-A-1 Certificates

                         $3,091,000   Class 4-A-2 Certificates

The Mortgage Pool:       The "Mortgage Pool" will consist of adjustable rate,
                         conventional, fully-amortizing mortgage loans (the
                         "Mortgage Loans") secured by first liens on one- to four-family properties. All of the Mortgage Loans were originated or acquired by Bank of America, National
                         Association, which is an affiliate of the Depositor and Banc of America Securities LLC.

Group 1 Mortgage Loans:  3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 73.36% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Mortgage Loans:  5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 65.28% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.


                                                                               6
Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 3 Mortgage Loans:  7/1 Hybrid ARM Residential Mortgage Loans:
                         fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 62.27% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Mortgage Loans:  10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 89.91% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:   Week of January 9, 2006

Expected Closing Date:   On or about January 27, 2006

Distribution Date:       25th of each month, or the next succeeding  business
                         day (First Distribution Date: February 27, 2006)

Cut-off Date:            January 1, 2006

Class A Certificates:    Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4,
                         2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates (the
                         "Class A Certificates"). The Class 1-A-R Certificate is not offered hereunder.

Subordinate
Certificates:            Class B-1, B-2,  B-3, B-4, B-5 and B-6  Certificates
                         (the "Class B Certificates").  The Subordinate
                         Certificates are not offered hereunder.

Group 1-A Certificates:  Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:  Class 2-A-1, 2-A-2, 2-A-3, 2-A-4 and 2-A-5 Certificates

Group 3-A Certificates:  Class 3-A-1 and 3-A-2 Certificates

Group 4-A Certificates:  Class 4-A-1 and 4-A-2 Certificates

Super Senior
Certificates:            Class 1-A-1, 2-A-1, 2-A-3, 2-A-4, 2-A-5, 3-A-1 and
                         4-A-1 Certificates

Super Senior Support
Certificates:            Class 1-A-2, 2-A-2, 3-A-2 and 4-A-2 Certificates

Sequential Class A
Certificates:            Class 2-A-3, 2-A-4 and 2-A-5 Certificates

Day Count:               30/360


                                                                               7
Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Prepayment Speed:        25% CPB.  CPB represents an assumed rate of
                         principal prepayment each year relative to the then outstanding principal balance of a pool of mortgage loans. In addition, CPB assumes the outstanding principal of each mortgage loans will be prepaid in full at the end of its respective fixed-rate period. A prepayment assumption of 0% CPB assumes constant prepayment rates of 0% per annum until the initial rate adjustment date, a prepayment assumption of 15% CPB assumes constant prepayment rates of 15% per annum until the initial rate adjustment date, a prepayment rate of 25% CPB assumes constant prepayment rates of 25% per annum until the initial rate adjustment date and so forth. Constant Prepayment Date ("CPR"), represents as assumed rate of principal prepayment each year relative to the then-outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans.

Clearing:                DTC, Clearstream and Euroclear



Denominations:               Original              Minimum          Incremental
                         Certificate Form       Denominations      Denominations
                         ----------------       -------------      -------------
   Class A Offered
       Certificates         Book Entry             $1,000               $1


                                                                               8
Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Determination Date:      For any Distribution Date, the 16th day of the
                         month in which the Distribution Date occurs or, if that day is not a business day, the immediately preceding business day.

Record Date:             For any Distribution Date, the close of business on
                         the last business day of the month preceding the month of that Distribution Date.

SMMEA Eligibility: The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:       A fiduciary or other person acting on behalf of any
                         employee benefit plan or arrangement, including an individual retirement account, subject to the Employee
                         Retirement Income Security Act of 1974, as amended
                         ("ERISA"), the Code or any federal, state or local law
                         ("Similar Law") which is similar to ERISA or the Code
                         (collectively, a "Plan") should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law.

                         The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of
                         Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

                         The Exemption may cover the acquisition and holding of the Offered Certificates by the Plans to which it applies provided that all conditions of the Exemption other than those within the control of the investors are met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on 5% of the initial balance of the Mortgage Pool.

                         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of PTE 83-1 and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                                                                               9
Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Tax Structure:           For federal income tax purposes, one or more elections
                         will be made to treat the Trust as one or more multiple
                         "real estate mortgage investment conduits" (each, a "REMIC").

Optional Termination
Date: At its option, the Depositor may, subject to certain conditions, purchase all remaining Mortgage Loans in the Trust and effect early retirement of the Certificates on any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date ("Cut-off Date Pool Principal Balance").

The Pooling Agreement:   The Certificates will be issued pursuant to a Pooling
                         and Servicing Agreement (the "Pooling Agreement") to be dated the Closing Date, among the Depositor, the Servicer and the Trustee.

Principal Distribution:  Principal will be allocated to the certificates according to the Priority of Distributions: The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class 1-A-R Certificate and then to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Group 2-A Certificates, concurrently, as follows, (A) approximately [96.1037990338]%, concurrently as follows, (i) approximately [50.0003535193]% to the Class 2-A-1 Certificates until their class balance has been reduced to zero and (ii) sequentially, as follows, approximately [49.9996464807]% to the Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates, in that order, until their class balances have been reduced to zero, and (B) approximately [3.8962009662]% to the Class 2-A-2 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups. (Please see the Preliminary Priority of Distributions section.)


                                                                              10
Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Shifting Interest in
Prepayments:             Additional credit enhancement is provided by the
                         allocation, subject to certain exceptions, of all principal prepayments and certain liquidation proceeds on the mortgage loans in a loan group to the Class A
                         Certificates of the related group during the first seven years after the closing date. In addition, a reduced, but still disproportionately large, allocation of these principal collections to those Class A
                         Certificates will occur during the eighth through eleventh years following the closing date. The disproportionate allocation of prepayments and certain liquidation proceeds on the mortgage loans in a loan group will accelerate the amortization of the related
                         Class A Certificates relative to the amortization of the subordinate certificates. As a result, it is more likely that the credit support percentage for the Class
                         A Certificates of a group will be maintained and may be increased during the first eleven years.


                                                                              11
Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Interest Accrual:        Interest will accrue on the Class 1-A-1, 1-A-2, 2-A-1,
                         2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and
                         4-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on January 1, 2006. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                              The amount of interest that will accrue on your
                         Certificates during each interest accrual period is equal to:

                              (a) one-twelfth of the pass-through rate for your
                         class multiplied by the principal balance of your Certificate on the Distribution Date, minus

                              (b) the amount allocated to your class of certain
                         interest shortfalls arising from the timing of prepayments on the Mortgage Loans, interest limitations applicable to certain military or similar personnel and interest losses allocated to your class.


                                                                              12

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Administrative Fee:      The Administrative Fees with respect to the Trust are
                         payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                         Fee") and (b) fees paid to the Trustee. The
                         Administrative Fees will accrue on the Stated Principal
                         Balance of each Mortgage Loan at a rate (the
                         "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the
                         Trustee Fee Rate. The "Trustee Fee Rate" will be
                         0.0065% per annum. The Servicing Fee Rate for Loan
                         Group 1 will be 0.375% per annum and the Servicing Fee
                         Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:   The  aggregate  Servicing  Fee payable to the Servicer
                         for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage
Interest Rate:           As to any Mortgage Loan and Distribution Date, the
                         excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution
Amount: The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such Loan Group on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any advances in respect thereof or any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.


                                                                              13

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Percentage:       The Senior Percentage for a Loan Group on any
                         Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related
                         Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:  The Subordinate Percentage for a Loan Group for any
                         Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment
Percentage:              The Subordinate Prepayment Percentage for a Loan Group
                         for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.


                                                                              14

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment
Percentage:              For the following Distribution Dates, will be as
                         follows:

    Distribution Date                                Senior Prepayment Percentage
    -----------------                                ----------------------------
    February 2006 through January 2013               100%;

    February 2013 through January 2014               the applicable Senior Percentage plus, 70% of the
                                                     applicable Subordinate Percentage;

    February 2014 through January 2015               the applicable Senior Percentage plus, 60% of the
                                                     applicable Subordinate Percentage;

    February 2015 through January 2016               the applicable Senior Percentage plus, 40% of the
                                                     applicable Subordinate Percentage;

    February 2016 through January 2017               the applicable Senior Percentage plus, 20% of the
                                                     applicable Subordinate Percentage;

    February 2017 and thereafter                     the applicable Senior Percentage;

                         provided, however,

                         (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                         (ii) if for each Group of Certificates on any Distribution Date prior to the February 2009 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Total Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                         (iii) if for each Group of Certificates on or after the
                               February 2009 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.


                                                                              15

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Amount:        The Principal Amount for any Distribution  Date and any
                         Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) of each Mortgage Loan in such Loan
                         Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing
                         Agreement) in connection with any defective Mortgage
                         Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date,
                         (d) any liquidation proceeds (net of unreimbursed expenses and unreimbursed advances, if any) allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage
                         Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds (other than any foreclosure profits net of unreimbursed expenses and unreimbursed advances, if any) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                         Date and (f) all Principal Prepayments on any Mortgage
                         Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal
Distribution Amount:     The Senior Principal Distribution Amount for a Loan
                         Group for any Distribution Date will equal the sum of
                         (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                         Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal
                         Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal
Distribution Amount:     The Subordinate Principal Distribution Amount for
                         a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan
                         Group of the amounts described in clauses (a) through
                         (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the
                         Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.


                                                                              16

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Description of
Servicer:                Bank of America, National Association ("Bank of
                         America") will serve as the sponsor (the "Sponsor") of the Transaction. Bank of America is an indirect wholly-owned subsidiary of Bank of America Corporation.
                         Bank of America is engaged in a general consumer banking, commercial banking, and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services. Bank of America is a national banking association chartered by the Office of the Comptroller of the Currency (the "OCC") and is subject to the regulation, supervision and examination of the OCC.

                         Bank of America and its affiliates have been active in the securitization market since inception. Bank of America has sponsored publicly offered securitization transactions since 1977. Bank of America and its affiliates have been involved with the origination of auto loans, student loans, home equity loans, credit card receivables, manufactured housing contracts, residential mortgage loans and commercial mortgage loans, as well as less traditional asset classes. Bank of America and its affiliates have also participated in a variety of collateralized loan obligation transactions, synthetic securitizations, and asset-backed commercial paper programs. Bank of America and its affiliates have served as sponsors, issuers, dealers, and servicers in a wide array of securitization transactions.

                         The Depositor's securitization program principally is used to fund Bank of America's consumer real estate business unit's self-originated portfolio of fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. The Depositor's securitization program may also include mortgage loans originated through correspondent arrangements. While Bank of America currently does not rely on securitization as a material funding source, the Depositor's securitization program is a material funding source for Bank of America's portfolio of consumer real estate mortgage loans similar to the Mortgage Loans.

                         Bank of America's headquarters and its executive offices are located at 101 South Tryon Street, Charlotte, North Carolina 28255, and the telephone number is (704) 386-5478.


                                                                              17

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Underwriting Guidelines
of Bank of America
National Association:    Bank of America General Underwriting Standards

                            Origination Channels
                            --------------------

                            Bank of America originates mortgage loans (i)
                         directly to consumers; (ii) indirectly through brokers; and (iii) through other loan originators. Bank of America's direct-to-consumer originations include mortgage loans made to:

                            o customers applying for a mortgage at one of Bank of America's banking center locations;

                            o customers applying for a Bank of America mortgage via telephone;

                            o customers applying for a mortgage utilizing Bank of America's internet site; and

                            o customers applying for a mortgage with one of Bank of America's retail mortgage account executives, who obtain customers by networking with realtors and builders in their local markets.

                            Bank of America also originates loans indirectly
                         through its wholesale channel where:

                            o the initial application is processed by an independent mortgage broker approved to sell loans to Bank of America; or

                            o applications are processed and the mortgage loan is originated by another entity and subsequently acquired by Bank of America after closing.

                            The real estate lending processes for one- to
                         four-family mortgage loans in all origination channels follow standard procedures, designed to comply with applicable federal, state and local laws and regulations.


                                                                              18

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Underwriting Guidelines
of Bank of America,
National Association
(Continued):             The Application and Use of Credit Scoring Regardless

                         of the channel in which the loan was originated, a mortgage application is completed containing information that assists in evaluating the mortgagor's credit standing, capacity to repay the loan and adequacy of the mortgaged property as collateral for the loan. During the application process, the applicant is required to authorize Bank of America to obtain a credit report that summarizes the applicant's credit history with merchants and lenders and any record of bankruptcy or prior foreclosure. This credit information may be obtained from either a single credit repository or from up to three credit repositories. The credit bureau inquiry also includes a request for the applicant's Credit Score. "Credit Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's creditworthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus, Experian (FICO), Equifax (Beacon) and TransUnion (Empirica). The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. A Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. If the credit bureaus cannot generate a Credit Score due to insufficient information about an applicant, Bank of America will consider proof of an applicant's alternative credit history, such as a history of consistent rent and utility payments.

                         In addition to a Credit Score, Bank of America may obtain a Custom Mortgage Score. In order to generate a Custom Mortgage Score, the applicant must have at least one trade line on his or her credit report and also have a Credit Score. The "Custom Mortgage Score" was developed on a population of mortgage loans serviced by Bank of America and is designed to assess the likelihood that a mortgage loan will become 60 days or more delinquent within two years of application. The Custom Mortgage Score used by Bank of America will either have been developed by Bank of America individually or with the assistance of a third party. The Custom Mortgage Score requires a Credit Score and utilizes information obtained from one of the three major credit bureaus. The credit bureau used depends on the geographic location of the applicant's residence at the time of application. Bank of America may evaluate a prospective borrower's creditworthiness with either (i) a Credit Score, (ii) a Custom Mortgage Score or (iii) a combination of a Credit Score and a Custom Mortgage Score.


                                                                              19

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Underwriting Guidelines
of Bank of America,
National Association
(Continued):             Underwriting Evaluation by Automated Underwriting
                         Decision Engine or Manual Underwriter
                         -------------------------------------------------

                         Each mortgage loan underwritten to Bank of America's general underwriting standards is underwritten in accordance with guidelines established in Bank of America's Product and Policy Guides (the "Product Guides"). These underwriting standards applied by Bank of America in originating or acquiring mortgage loans are intended to evaluate the applicants' repayment ability, credit standing, and the adequacy of the mortgage property as collateral for the mortgage loan. The underwriting standards as established in the Product Guides are continuously updated to reflect prevailing conditions in the residential market, new mortgage products, and the investment market for residential mortgage loans.

                         Each mortgage application is evaluated by either an automated underwriting decision engine and/or a human underwriter to determine the appropriate credit decision and documentation requirements for the loan transaction. The automated underwriting decision engine may be an engine developed by an outside company and updated by Bank of America risk management personnel to facilitate automated decisions on Bank of America loan transactions. Alternatively, it may be an external decision engine such as Fannie Mae's Desktop Underwriter or Freddie Mac's Loan Prospector decision engines. If the loan is not automatically approved or declined by the automated underwriting decision engine, it is directed to an underwriter who evaluates the application against a set of specific criteria. The underwriter may be an employee of the lender or may be an individual performing underwriting on a contract basis through a third party firm such as a mortgage insurance company.


                                                                              20

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Underwriting Guidelines
of Bank of America,
National Association
(Continued):             Either the automated underwriting decision engine or
                         the underwriter evaluates the application information to the guidelines for the product type under which the applicant has applied. As part of the underwriting evaluation, the Loan-to-Value Ratio is calculated. The
                         "Loan to Value Ratio" is the percentage equal to (i) the principal balance of the mortgage loan at origination divided by (ii) the lesser of (a) the appraised value of the related mortgaged property determined in an appraisal obtained at origination of the mortgage loan or an automated valuation model or tax assessed value (if permitted by the applicable product type) and (b) except for mortgage loans made for refinancing purposes, the sales price for the mortgaged property. In addition to evaluating the Loan-to-Value Ratio, the automated underwriting decision engine or human underwriter will also evaluate the applicant's credit history and/or Credit Score and/or Custom Mortgage Score, the amount of the applicant's debts (including proposed housing payment and related expenses such as property taxes and hazard insurance) to his or her gross monthly income, the intended occupancy of the subject property, the property type, and the purpose of the loan transaction to determine whether the mortgage loan generally meets the guidelines established for the program under which the applicant is applying. If there are multiple applicants on a loan transaction, Bank of America generally utilizes the Credit Score and/or Custom
                         Mortgage Score associated with the highest wage-earner on the transaction as the representative score(s) for the transaction. The automated underwriting decision engine and/or the underwriter may utilize compensating factors to offset one or more features of the loan transaction that may not specifically comply with the product guidelines. Therefore, the application of the underwriting guidelines for a product type by either an underwriter or an automated decision engine does not imply that each specific standard was satisfied individually. A loan is considered to be underwritten in accordance with a given set of guidelines if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting guidelines.

                         As part of the underwriting evaluation, the applicant's "Debt to Income Ratio" is calculated as the amount of the monthly debt obligations (including the proposed new housing payment and related expenses such as property taxes and hazard insurance) to his or her gross monthly income. Bank of America's Debt-to-Income Ratio guidelines are based on the loan instrument, loan term, Credit Score, Loan-to-Value Ratio, property type, and occupancy characteristics of the subject loan transaction. Bank of America permits ratios to exceed guidelines when the applicant has documented compensating factors for exceeding ratio guidelines such as documented excess funds in reserves after closing, a history of making a similar sized monthly debt payment on a timely basis, substantial residual income after monthly obligations are met, evidence that ratios will be reduced shortly after closing when a financed property under contract for sale is sold, or additional income has been verified for one or more applicants that is ineligible for consideration as qualifying income.


                                                                              21

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Underwriting Guidelines
of Bank of America,
National Association
(Continued):             For certain mortgage loans, underwriting may be based
                         on data obtained by third parties that are involved at various stages in the mortgage origination or acquisition process. This typically occurs under circumstances in which loans are subject to more than one approval process, as when correspondents, certain mortgage brokers or similar entities that have been approved by Bank of America to underwrite loans on its behalf, or independent contractors hired by these parties to perform underwriting services on Bank of America's behalf, make initial determinations as to the consistency of loans with established underwriting guidelines. The underwriting of mortgage loans acquired from another lender generally relies on the representations from the originating lender that the mortgage loans were underwritten in accordance with agreed upon underwriting standards that are materially similar to Bank of America's. Generally, Bank of America conducts a post-purchase review of a sampling of all mortgage loans acquired from another lender to determine whether agreed upon requirements were met. In order to be eligible to sell mortgage loans under a delegated underwriting arrangement, the lender must meet certain requirements including, among other things, certain quality, operational and financial guidelines.

                         Certain of the mortgage loans may be purchased by Bank of America in negotiated transactions, and these negotiated transactions may be governed by contractual agreements. The contractual agreements may provide the commitment by Bank of America to accept the delivery of a certain dollar amount of mortgage loans over a specific period of time; this commitment may allow for the delivery of mortgage loans one at a time or in multiples as aggregated by the seller. Many of the contractual agreements allow the delegation of all underwriting functions to the seller, who will represent that the mortgage loans have been originated in accordance with underwriting standards agreed to by Bank of America.


                                                                              22

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Underwriting Guidelines
of Bank of America,
National Association
(Continued):             Loans with Secondary Financing
                         ------------------------------

                         First lien purchase money mortgage loans may have secondary financing to the borrower contemporaneously with the origination of the first lien mortgage loan. First lien refinance transactions may have existing secondary financing with the applicant that is resubordinated to the new first lien transaction or may have new secondary financing originated simultaneously with the first lien mortgage. The secondary financing may or may not be provided by Bank of America. The Total Loan-to-Value Ratio and Combined Loan-to-Value Ratio are evaluated on each loan with subordinate financing. The "Total Loan-to-Value Ratio" is the principal balance of the first lien mortgage loan at origination plus any secondary financing that was drawn upon at that time divided by the value of the mortgaged property. The "Combined Loan-to-Value Ratio" is the principal balance of the first lien mortgage loan at origination plus the total amount of available secondary financing (including any unused amount on a home equity line of credit) divided by the value of the mortgaged property. A mortgage loan with secondary financing is evaluated to determine if the Total Loan-to-Value Ratio and Combined Loan-to-Value Ratio meet the requirements for the program under which the application is submitted or if the application contains compensating factors to warrant an exception to the applicable guidelines. Some applicants request a first lien mortgage loan with a Loan-to-Value Ratio of 80% with a simultaneously funded second lien transaction in order to avoid the cost of primary mortgage insurance associated with first lien mortgage loans with Loan-to-Value Ratios exceeding 80%.

                         Documentation
                         -------------

                         In assessing an applicant, Bank of America requires supporting documentation (or other verification) for all material data provided by the applicant, such as income and source of down payment, unless the applicant qualifies for one of the Accelerated Processing Programs discussed below.

                         Under Bank of America's standard documentation process (the "Standard Documentation Process") the following verifications are required: a salaried applicant's income is verified by either having the applicant provide copies of the previous year's federal withholding form (IRS W-2) and a current payroll earnings statement or by sending a verification of employment form to the applicant's employer. A verification of employment form asks the employer to report the applicant's length of employment with the employer, the current salary and an indication as to whether it is expected that the applicant will continue to be employed in the future. A self-employed applicant is required to provide copies of tax returns for the prior two years. Bank of America verifies down payment funds by (i) obtaining bank or other financial statements covering the most recent 60-day period confirming the existence of these funds, (ii) determining electronically that these funds are on deposit with Bank of America, (iii) obtaining documentation that these funds are to be obtained from a gift or sale of assets or (iv) asking the applicant's financial institution to complete a verification of deposit form detailing asset information. Asset verifications are not required on refinance transactions.

                                                                              23

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Underwriting Guidelines
of Bank of America,
National Association
(Continued):             If the applicant lacks a traditional credit history,
                         then the loan approval may be conditioned upon the documentation of an acceptable alternative credit history consisting of at least four references showing timely payment of utilities, insurance premiums or rent, or other alternative credit references in the prior twelve months. In order to qualify for Bank of America's general underwriting standards, applicants must be willing to have the income and assets stated on their application verified. Applicants who have indicated that they do not wish to have their income and/or assets verified are directed to other Bank of America programs outlined in "--Bank of America
                         Alternative Underwriting Standards" below. While the applicants under Bank of America's general underwriting standards are willing to have income and asset information stated in the application verified, the level of verifications required (if any) are based on the applicant's credit profile, requested loan terms, and whether the applicant has an existing loan serviced by Bank of America that is being refinanced with the new loan transaction. Bank of America matches documentation requirements on mortgage loans to the overall risk parameters of the loan file under various
                         "Accelerated Processing Programs" such as: (i) Rapid;
                         (ii) Paper Saver (also known as Threshold); (iii)
                         Stated Income, Stated Asset; (iv) All-Ready Home; or
                         (v) Mortgage Rewards programs.

                         Under Bank of America's "Rapid" documentation program, only the most recent pay stub (if salaried) or first two pages of the most recent tax return (if self-employed) of an applicant is required for income verification and only the most recent bank statement of an applicant is required for asset verification on purchase transactions if the applicant meets the Total Loan-to-Value Ratio and Credit Score requirements for that program.

                         Under Bank of America's "Paper Saver" documentation program, income and asset verifications are not requested from applicants if they meet the Total Loan-to-Value Ratio, Credit Score, Custom Mortgage Score and other eligibility requirements for the program. Although the Paper Saver program permits applicants to simply state their income and assets without verification, self-employed applicants are required to sign an IRS form 4506 permitting income verification from tax return data if the file is selected as part of Bank of America's quality assurance audit.

                         Under Bank of America's "Stated Income, Stated Asset" documentation program, which is only available through the wholesale channel, income or asset verifications are not requested from applicants if they meet the Total Loan-to-Value Ratio, Credit Score and other eligibility requirements for the program. Although the Stated Income, Stated Asset program permits applicants to simply state their income and assets without verification, all applicants are required to sign an IRS form 4506 permitting income verification from tax return data if the file is selected as part of Bank of America's quality assurance audit.

                                                                              24

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Underwriting Guidelines
of Bank of America,
National Association
(Continued):             Bank of America may originate new mortgage loans under
                         its "All Ready Home" mortgage refinance program or its "Mortgage Rewards" refinance program. Under each of these programs, Bank of America will pay certain closing costs normally paid by the customer. The difference between the two programs is that Bank of America pays virtually all of the closing costs in the Mortgage Rewards program, but only a portion of closing costs for the All-Ready Home program. Under these programs, a borrower whose current mortgage loan is serviced by Bank of America does not need to provide income or asset verification documentation if the current mortgage loan has had no 30 day or more delinquent payments in the previous twelve months.
                         Because these programs involve the refinancing of mortgage loans that Bank of America originally underwrote, Bank of America will not apply any significant borrower credit or property underwriting standards. Mortgage Loans initially included in the Trust Estate for a particular series may have been the subject of a refinancing described above. To the extent a borrower becomes eligible for the All-Ready Home or Mortgage Rewards program after his or her Mortgage Loan has been included in a particular Trust Estate, his or her Mortgage Loan could be more easily refinanced, resulting in a prepayment of the Mortgage Loan.

                         Collateral Valuation
                         --------------------

                         Bank of America conducts a valuation of the mortgaged property as collateral for each mortgage loan. This collateral valuation may be determined by (i) an interior inspection appraisal, (ii) a tax assessed value, (iii) a desktop appraisal, (iv) a drive-by appraisal, (v) an automated valuation model, or (vi) reference to the collateral valuation obtained in connection with the origination of the previous loan if the loan is a refinance of a mortgage loan that was previously serviced by Bank of America. An interior inspection appraisal is an appraisal report based on an interior inspection of the subject property. A tax assessed value is a factor applied to the tax value recorded for the subject property that reflects the general relationship between the assessed value and the market value of the property. These factors are established for each county by a third party vendor. A tax assessed value also does not entail any physical inspection of the subject property. A desktop appraisal is a report completed by a certified/licensed appraiser utilizing a sales comparison analysis from a local multiple listing service without conducting a physical inspection of the property. A drive-by appraisal report is a limited, summary appraisal report based on an exterior inspection of the property and comparable sales by a certified/licensed appraiser. An automated valuation model is an electronically generated valuation that utilizes real estate information such as property characteristics, market demographics, sales price data, and regional trends to calculate a value for a specific property. Bank of America utilizes the automated valuation models of several vendors. An automated valuation model does not entail any physical inspection of the subject property. In addition, no updated appraisal valuation may be performed if the loan is a refinance of a loan that was previously serviced by Bank of America and the valuation from the time of origination of the loan being refinanced reflects adequate value for the mortgaged property.

                                                                              25

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Underwriting Guidelines
of Bank of America,
National Association
(Continued):             In certain instances, the interior, desktop or drive-by
                         appraisal reports may be conducted by an employee of Bank of America or an affiliate. The appraisal report, however, may be performed by an independent appraiser contracted by Bank of America or an affiliate of Bank of America on direct channel originations. Appraisal reports on indirect channel originations are generally performed by an appraiser selected by the originating lender but indirect channel appraisers cannot be performed by appraisers that have been deemed to be ineligible to perform appraisals by Bank of America.

                         Appraisers may note on their appraisal any environmental hazard the appraiser becomes aware of while appraising the property. EPA Lead Paint requirements for notice and an inspection period are standard for properties built before 1978. Properties containing other hazards may be eligible for financing if the appraiser can value the property showing the impact of the hazard, and the borrower executes a "hold harmless" letter to the lender. Environmental hazards are not noted on collateral valuations where no physical inspection of the property takes place, such as on loans where the collateral valuation is conducted by an automated valuation model or tax assessed value. Appraisers only note environmental hazards on a desktop appraisal if they generally are known in the area.

                         Certain states have "anti-deficiency" laws which, in general, require lenders providing credit on one to four family properties to look solely to the property for repayment in the event of foreclosure. The underwriting guidelines in all states (including anti deficiency states) require that the value of the property being financed, as indicated by the collateral valuation, currently supports and is anticipated to support in the future the outstanding loan balance and provides sufficient value to mitigate the effects of adverse shifts in real estate values, although there can be no assurance that the value will support the outstanding loan balance in the future.

                         Flood Determinations and Hazard Insurance
                         -----------------------------------------

                         Each mortgage loan is evaluated to determine if the subject property is located in a federal flood zone. If the property is located in a flood zone, then flood insurance is required on the loan transaction with an amount of coverage that meets or exceeds federal law requirements. Generally, evidence of acceptable hazard insurance coverage on the subject property is a requirement for loan approval. This documentation, however, is not required if the mortgage loan is a refinance of an existing Bank of America serviced loan transaction and hazard insurance was documented for the previous loan transaction or the mortgage loan is originated under a program that does not require the review of evidence of hazard insurance.

                                                                              26

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Underwriting Guidelines
of Bank of America,
National Association
(Continued):             Mortgage Insurance and Title
                         ----------------------------

                         Mortgage loans originated with Loan-to-Value Ratios in excess of 80% may be covered by primary mortgage insurance. Except as noted below in connection with certain refinance transactions, mortgage loans will generally be covered by an appropriate standard form American Land Title Association ("ALTA") title insurance policy, or a substantially similar policy or form of insurance acceptable to Fannie Mae or Freddie Mac, or if the related mortgaged property is located in a jurisdiction where these policies are generally not available, an opinion of counsel of the type customarily rendered in these jurisdiction in lieu of title insurance will be obtained instead. If required, the title insurance policy may include environmental protection lien endorsement coverage (ALTA Form 8.1 or its equivalent) excepting only Superliens which may arise after the loan is made.

                         Mortgage loans on refinance transactions generally do not contain title insurance policies. Title searches are often performed on these refinance transactions in lieu of obtaining a title insurance policy. A title search is a limited search of a specified parcel of land summarizing information concerning current owner(s) and all judgments, mortgages, and tax obligations filed.

                         Borrowers Protection Plan(R)
                         ----------------------------

                         Bank of America's Borrowers Protection Plan(R) ("BPP") is a debt-cancellation contract between the borrower and Bank of America. This optional plan can cancel a borrower's monthly principal and interest payment for up to a total of twelve months if the borrower loses his or her job or becomes disabled. Additionally, the outstanding principal balance of a mortgage loan with BPP will be cancelled if the borrower dies as a result of an accident. While Bank of America will cancel payment of the principal, interest and BPP fees, the borrower will still be responsible for the payment of taxes and insurance. Bank of America will be obligated to pay to the Trust any amounts cancelled due to BPP on a Mortgage Loan.

                         The following three protection options are available in a BPP contract: (i) disability, involuntary unemployment and accidental death; (ii) involuntary unemployment and accidental death or (iii) disability and accidental death.

                         The benefit period ranges from six to twelve months. A borrower may elect single (i.e., one borrower who is named in the mortgage note) or joint coverage (i.e., any two of the borrowers named in the mortgage note).

                         BPP is only available on certain first-lien fixed-rate and adjustable-rate mortgage loan products and programs. The term of protection is the lesser of the loan term and ten years. Upon expiration, BPP is discontinued and the monthly BPP fee is no longer assessed. If the borrower has an active BPP claim prior to the expiration date, however, loan protection can extend beyond the expiration date. BPP is optional and the borrower's choice regarding BPP is not considered when evaluating the loan request. The borrower must select the BPP plan prior to loan closing.

                                                                              27

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Underwriting Guidelines
of Bank of America,
National Association
(Continued):             Bank of America Alternative Underwriting Standards
                         --------------------------------------------------

                         In addition to the general underwriting standards described above under "Bank of America General Underwriting Standards," Bank of America provides for certain alternative underwriting programs for qualified borrowers, some of which enable the applicant to request reductions in the verification documentation required for the mortgage loan.

                         Bank of America's "Stated Income Program" provides applicants the ability to request that income stated on the loan application not be verified. The Debt to Income Ratio calculation used by the underwriter to evaluate the applicant's capacity for the loan is based on income the applicant discloses on the application. Under the Stated Income Program, applicants who have steady employment and complex sources of income or rapidly expanding incomes may be eligible. The Stated Income Program is designed to meet the needs of applicants with a traditional credit history who meet the minimum Credit Score requirement of the program. A verbal verification of employment confirming the applicant's date of employment, job status and title is required. While income information is not provided, the applicant must continue to provide documentation of assets used for down payment, closing costs, and reserves on purchase transactions.

                         Bank of America's "No Ratio Loan Program" provides applicants with a minimum Credit Score and a sufficient asset base the ability to obtain mortgage loans with no income verification or Debt to Income Ratio calculation. Under this program, the applicant does not state his or her income at the time of loan application. The applicant must evidence a propensity and capacity to save and to maintain stable employment, defined as a minimum of two years in the same line of work. A verbal verification of employment information provided in the application, without reference to income, takes place under this program. While income information is not provided, the applicant must continue to provide documentation of his or her assets used for down payment, closing costs, and reserves on purchase transactions.

                         Bank of America's "100% LTV Program" provides applicants the ability to obtain a mortgage loan with no down payment. The 100% LTV Program is only available if the primary borrower has a minimum Credit Score. The 100% LTV Program also permits Loan to Value Ratios of up to 103% (including closing costs and prepaid items in an amount up to 3% of the value of the mortgaged property). Under this program, Bank of America uses the Standard Documentation Process.

                         Bank of America's "97% LTV Program" provides applicants with the opportunity to obtain low down payment mortgage loans. This program allows an applicant to obtain financing for a mortgage loan by requiring only a 3% cash down payment from the applicant's own funds. The 97% LTV Program is only available if the primary borrower has a minimum Credit Score. The 97% LTV Program is a fully amortizing 30-year fixed-rate mortgage that is available on owner-occupied principal residences only. This program is available on purchase and rate or term refinance transactions. Under this program, Bank of America uses the Standard Documentation Process.

                                                                              28

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                           Preliminary Credit Support
-------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
-------------------------------------------------------------------------------


                      Subordination of Class B Certificates

                |          -------------------------        /|\
                |                    Class A                 |
                |            Credit Support (3.75%)          |
                |          -------------------------         |
                |                   Class B-1                |
                |             Credit Support (1.50%)         |
                |           -------------------------        |
                |                    Class B-2               |
Priority of     |             Credit Support (0.90%)         |       Order of
 Payment        |            -------------------------       |   Loss Allocation
                |                    Class B-3               |
                |             Credit Support (0.55%)         |
                |           -------------------------        |
                |                    Class B-4               |
                |             Credit Support (0.35%)         |
                |           -------------------------        |
                |                    Class B-5               |
                |             Credit Support (0.20%)         |
                |           -------------------------        |
                |                    Class B-6               |
                |             Credit Support (0.00%)         |
               \|/          -------------------------        |



-------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
-------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
-------------------------------------------------------------------------------

                      Preliminary Priority of Distributions

         --------------------------------------------------------------
                             First, to the Trustee;
         --------------------------------------------------------------
                                       |
                                       |
                                      \|/
         --------------------------------------------------------------
                     Second, to the Class A Certificates of
                           each Group to pay Interest;
         --------------------------------------------------------------
                                       |
                                       |
                                      \|/
         --------------------------------------------------------------
                      Third, to the Class A Certificates of
                          each Group to pay Principal;
         --------------------------------------------------------------
                                       |
                                       |
                                      \|/
         --------------------------------------------------------------
               Fourth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class
                       B-1 Certificates, until each class
                              balance is zero; and
         --------------------------------------------------------------
                                       |
                                       |
                                      \|/
         --------------------------------------------------------------
                     Fifth, to the residual certificate, any
                               remaining amounts.
         --------------------------------------------------------------

                                                                              29

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Bond Summary
---------------------------------------------------------------------------------------------------------------------------
                                                       To Roll (1)
---------------------------------------------------------------------------------------------------------------------------
1-A-1
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%           15%           20%            25%           30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at  100.75             5.298         5.222         5.177          5.128         5.073         4.943        4.778
Average Life (Years)         2.712         2.316         2.133          1.960         1.797         1.499        1.237
Modified Duration            2.447         2.103         1.943          1.792         1.649         1.387        1.154
Principal Window Begin     02/25/2006    02/25/2006    02/25/2006    02/25/2006     02/25/2006   02/25/2006   02/25/2006
Principal Window End       01/25/2009    01/25/2009    01/25/2009    01/25/2009     01/25/2009   01/25/2009   01/25/2009
Principal # Months             36            36            36            36             36           36           36
---------------------------------------------------------------------------------------------------------------------------



1-A-2
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%           15%           20%            25%           30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 100.50              5.399         5.340         5.305          5.267         5.224         5.122        4.993
Average Life (Years)         2.712         2.316         2.133          1.960         1.797         1.499        1.237
Modified Duration            2.445         2.101         1.941          1.790         1.646         1.384        1.151
Principal Window Begin     02/25/2006    02/25/2006    02/25/2006    02/25/2006     02/25/2006   02/25/2006   02/25/2006
Principal Window End       01/25/2009    01/25/2009    01/25/2009    01/25/2009     01/25/2009   01/25/2009   01/25/2009
Principal # Months             36            36            36            36             36           36           36
---------------------------------------------------------------------------------------------------------------------------



2-A-1
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%           15%           20%            25%           30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 100.125             5.379         5.342         5.321          5.296         5.269         5.202        5.119
Average Life (Years)         4.297         3.323         2.929          2.577         2.266         1.755        1.361
Modified Duration            3.704         2.904         2.577          2.284         2.023         1.590        1.251
Principal Window Begin     02/25/2006    02/25/2006    02/25/2006    02/25/2006     02/25/2006   02/25/2006   02/25/2006
Principal Window End       01/25/2011    01/25/2011    01/25/2011    01/25/2011     01/25/2011   01/25/2011   01/25/2011
Principal # Months             60            60            60            60             60           60           60
---------------------------------------------------------------------------------------------------------------------------



2-A-2
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%           15%           20%            25%           30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.78125000         5.472         5.460         5.454          5.447         5.438         5.418        5.393
Average Life (Years)         4.297         3.323         2.929          2.577         2.266         1.755        1.361
Modified Duration            3.700         2.899         2.572          2.278         2.017         1.584        1.246
Principal Window Begin     02/25/2006    02/25/2006    02/25/2006    02/25/2006     02/25/2006   02/25/2006   02/25/2006
Principal Window End       01/25/2011    01/25/2011    01/25/2011    01/25/2011     01/25/2011   01/25/2011   01/25/2011
Principal # Months             60            60            60            60             60           60           60
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of January 2009, January 2011, January 2013 and January 2016, respectively.

                                                                              30

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Bond Summary
---------------------------------------------------------------------------------------------------------------------------
                                                       To Roll (1)
---------------------------------------------------------------------------------------------------------------------------
2-A-3
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%            15%           20%           25%           30%           40%           50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.90625            5.430          5.383         5.345         5.302         5.257         5.159         5.047
Average Life (Years)         3.895          2.381         1.796         1.406         1.144         0.813         0.610
Modified Duration            3.376          2.127         1.639         1.302         1.070         0.770         0.584
Principal Window Begin     02/25/2006    02/25/2006     02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End       01/25/2011    12/25/2010     04/25/2010    05/25/2009    09/25/2008    12/25/2007   06/25/2007
Principal # Months             60            59             51            40            32            23           17
---------------------------------------------------------------------------------------------------------------------------



2-A-4
----------------------------------------------------------------------------------------------------------------------------
CPB                            5%            15%           20%           25%           30%           40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99.875              5.455          5.454         5.452         5.443         5.429         5.397         5.361
Average Life (Years)         4.994          4.917         4.789         4.106         3.316         2.323         1.727
Modified Duration            4.267          4.209         4.113         3.585         2.957         2.128         1.608
Principal Window Begin     01/25/2011    12/25/2010     04/25/2010    05/25/2009    09/25/2008    12/25/2007   06/25/2007
Principal Window End       01/25/2011    01/25/2011     12/25/2010    12/25/2010    02/25/2010    11/25/2008   02/25/2008
Principal # Months             1              2             9             20            18            12            9
---------------------------------------------------------------------------------------------------------------------------



2-A-5
----------------------------------------------------------------------------------------------------------------------------
CPB                            5%            15%           20%           25%           30%           40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100.75              5.252          5.252         5.251         5.250         5.243         5.201         5.132
Average Life (Years)         4.994          4.994         4.976         4.958         4.827         4.113         3.301
Modified Duration            4.275          4.275         4.261         4.247         4.148         3.591         2.937
Principal Window Begin     01/25/2011    01/25/2011     12/25/2010    12/25/2010    02/25/2010    11/25/2008   02/25/2008
Principal Window End       01/25/2011    01/25/2011     01/25/2011    01/25/2011    01/25/2011    01/25/2011   01/25/2011
Principal # Months             1              1             2             2             12            27           36
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of January 2009, January 2011, January 2013 and January 2016, respectively.

                                                                              31

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Bond Summary
----------------------------------------------------------------------------------------------------------------------------
                                                        To Roll (1)
----------------------------------------------------------------------------------------------------------------------------
3-A-1
----------------------------------------------------------------------------------------------------------------------------
CPB                            5%            15%           20%           25%           30%           40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100.03125            5.576         5.545         5.525         5.503         5.478         5.418         5.345
Average Life (Years)          5.613         4.036         3.429         2.918         2.492         1.845         1.392
Modified Duration             4.611         3.395         2.920         2.516         2.176         1.648         1.269
Principal Window Begin     02/25/2006     02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End       01/25/2013     01/25/2013    01/25/2013    01/25/2013    01/25/2013    01/25/2013   01/25/2013
Principal # Months             84             84            84            84            84            84           84
---------------------------------------------------------------------------------------------------------------------------



3-A-2
----------------------------------------------------------------------------------------------------------------------------
CPB                            5%            15%           20%           25%           30%           40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99.6875              5.650         5.646         5.643         5.639         5.635         5.626         5.615
Average Life (Years)          5.613         4.036         3.429         2.918         2.492         1.845         1.392
Modified Duration             4.605         3.387         2.913         2.509         2.169         1.642         1.263
Principal Window Begin     02/25/2006     02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End       01/25/2013     01/25/2013    01/25/2013    01/25/2013    01/25/2013    01/25/2013   01/25/2013
Principal # Months             84             84            84            84            84            84           84
---------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
4-A-1
-----------------------------------------------------------------------------------------------------------------------------
CPB                             5%           15%           20%           25%           30%           40%           50%
-----------------------------------------------------------------------------------------------------------------------------
Yield at 100.34375            5.707         5.646         5.608         5.564         5.515         5.402         5.266
Average Life (Years)          7.454         4.813         3.907         3.203         2.658         1.897         1.408
Modified Duration             5.714         3.866         3.214         2.694         2.282         1.685         1.282
Principal Window Begin      02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006
Principal Window End        01/25/2016    01/25/2016    01/25/2016    01/25/2016    01/25/2016    01/25/2016    01/25/2016
Principal # Months             120           120           120           120           120           120           120
---------------------------------------------------------------------------------------------------------------------------



4-A-2
-----------------------------------------------------------------------------------------------------------------------------
CPB                             5%           15%           20%           25%           30%           40%           50%
-----------------------------------------------------------------------------------------------------------------------------
Yield at 99.875               5.789         5.767         5.753         5.738         5.720         5.679         5.630
Average Life (Years)          7.454         4.813         3.907         3.203         2.658         1.897         1.408
Modified Duration             5.702         3.853         3.200         2.681         2.270         1.675         1.275
Principal Window Begin      02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006
Principal Window End        01/25/2016    01/25/2016    01/25/2016    01/25/2016    01/25/2016    01/25/2016    01/25/2016
Principal # Months             120           120           120           120           120           120           120
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of January 2009, January 2011, January 2013 and January 2016, respectively.

                                                                              32

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Bond Summary
----------------------------------------------------------------------------------------------------------------------------
                                                        To Maturity
----------------------------------------------------------------------------------------------------------------------------
1-A-1
---------------------------------------------------------------------------------------------------------------------------
CPR                            5%           15%           20%           25%            30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at  100.75             6.263         5.971         5.828         5.685          5.543         5.262        4.977
Average Life (Years)         11.914        5.526         4.186         3.305          2.688         1.893        1.403
Modified Duration            7.353         4.162         3.341         2.750          2.306         1.693        1.288
Principal Window Begin     02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End       01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036   09/25/2032
Principal # Months            360           360           360           360            360           360          320
---------------------------------------------------------------------------------------------------------------------------



1-A-2
---------------------------------------------------------------------------------------------------------------------------
CPR                            5%           15%           20%           25%            30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 100.50              6.297         6.031         5.902         5.775          5.650         5.408        5.169
Average Life (Years)         11.914        5.526         4.186         3.305          2.688         1.893        1.403
Modified Duration            7.339         4.152         3.332         2.742          2.300         1.687        1.284
Principal Window Begin     02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End       01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036    10/25/2034   10/25/2028
Principal # Months            360           360           360           360            360           345          273
---------------------------------------------------------------------------------------------------------------------------



2-A-1
---------------------------------------------------------------------------------------------------------------------------
CPR                            5%           15%           20%           25%            30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 100.125             6.133         5.811         5.679         5.563          5.462         5.296        5.158
Average Life (Years)         11.978        5.546         4.197         3.310          2.690         1.892        1.402
Modified Duration            7.547         4.228         3.377         2.767          2.312         1.688        1.281
Principal Window Begin     02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End       01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036   08/25/2033
Principal # Months            360           360           360           360            360           360          331
---------------------------------------------------------------------------------------------------------------------------



2-A-2
---------------------------------------------------------------------------------------------------------------------------
CPR                            5%           15%           20%           25%            30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.78125000         6.178         5.892         5.781         5.687          5.611         5.499        5.426
Average Life (Years)         11.978        5.546         4.197         3.310          2.690         1.892        1.402
Modified Duration            7.527         4.213         3.364         2.756          2.303         1.681        1.275
Principal Window Begin     02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End       01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036    12/25/2035   09/25/2030
Principal # Months            360           360           360           360            360           359          296
---------------------------------------------------------------------------------------------------------------------------

                                                                              33

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Bond Summary
----------------------------------------------------------------------------------------------------------------------------
                                                        To Maturity
----------------------------------------------------------------------------------------------------------------------------
2-A-3
----------------------------------------------------------------------------------------------------------------------------
CPR                            5%            15%           20%           25%           30%           40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99.90625             5.901         5.401         5.345         5.302         5.257         5.159         5.047
Average Life (Years)          6.568         2.430         1.795         1.406         1.144         0.813         0.610
Modified Duration             5.071         2.165         1.638         1.302         1.070         0.770         0.584
Principal Window Begin     02/25/2006     02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End       06/25/2020     10/25/2011    04/25/2010    05/25/2009    09/25/2008    12/25/2007   06/25/2007
Principal # Months             173            69            51            40            32            23           17
---------------------------------------------------------------------------------------------------------------------------



2-A-4
----------------------------------------------------------------------------------------------------------------------------
CPR                            5%            15%           20%           25%           30%           40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99.875               6.297         5.819         5.558         5.445         5.429         5.397         5.361
Average Life (Years)         16.906         7.063         5.280         4.120         3.316         2.323         1.727
Modified Duration            10.403         5.691         4.470         3.596         2.957         2.128         1.608
Principal Window Begin     06/25/2020     10/25/2011    04/25/2010    05/25/2009    09/25/2008    12/25/2007   06/25/2007
Principal Window End       08/25/2025     08/25/2014    07/25/2012    02/25/2011    02/25/2010    11/25/2008   02/25/2008
Principal # Months             63             35            28            22            18            12            9
---------------------------------------------------------------------------------------------------------------------------



2-A-5
----------------------------------------------------------------------------------------------------------------------------
CPR                            5%            15%           20%           25%           30%           40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100.75               6.320         6.105         5.956         5.787         5.623         5.379         5.205
Average Life (Years)         24.407         13.593        10.456        8.307         6.769         4.743         3.485
Modified Duration            12.476         8.975         7.521         6.359         5.423         4.030         3.071
Principal Window Begin     08/25/2025     08/25/2014    07/25/2012    02/25/2011    02/25/2010    11/25/2008   02/25/2008
Principal Window End       01/25/2036     01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036   08/25/2033
Principal # Months             126           258           283           300           312           327           307
---------------------------------------------------------------------------------------------------------------------------

                                                                              34

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Bond Summary
----------------------------------------------------------------------------------------------------------------------------
                                                        To Maturity
----------------------------------------------------------------------------------------------------------------------------
3-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                             5%           15%           20%           25%           30%           40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100.03125            6.070         5.797         5.698         5.616         5.550         5.444         5.352
Average Life (Years)          12.120        5.579         4.214         3.319         2.695         1.893         1.402
Modified Duration             7.628         4.230         3.369         2.756         2.301         1.680         1.276
Principal Window Begin      02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End        01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036   03/25/2033
Principal # Months             360           360           360           360           360           360           326
---------------------------------------------------------------------------------------------------------------------------



3-A-2
----------------------------------------------------------------------------------------------------------------------------
CPR                             5%           15%           20%           25%           30%           40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99.6875              6.115         5.879         5.800         5.741         5.699         5.648         5.621
Average Life (Years)          12.120        5.579         4.214         3.319         2.695         1.893         1.402
Modified Duration             7.608         4.215         3.356         2.745         2.292         1.673         1.270
Principal Window Begin      02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End        01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036    05/25/2035   05/25/2029
Principal # Months             360           360           360           360           360           352           280
---------------------------------------------------------------------------------------------------------------------------



4-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                             5%           15%           20%           25%           30%           40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100.34375            6.003         5.763         5.676         5.602         5.535         5.406         5.267
Average Life (Years)          12.699        5.735         4.303         3.372         2.728         1.908         1.409
Modified Duration             7.894         4.302         3.410         2.782         2.319         1.691         1.283
Principal Window Begin      02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End        01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036   10/25/2033
Principal # Months             360           360           360           360           360           360           333
---------------------------------------------------------------------------------------------------------------------------



4-A-2
----------------------------------------------------------------------------------------------------------------------------
CPR                             5%           15%           20%           25%           30%           40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 99.875               6.062         5.872         5.813         5.770         5.737         5.683         5.631
Average Life (Years)          12.699        5.735         4.303         3.372         2.728         1.908         1.409
Modified Duration             7.866         4.281         3.393         2.767         2.306         1.681         1.275
Principal Window Begin      02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006    02/25/2006   02/25/2006
Principal Window End        01/25/2036    01/25/2036    01/25/2036    01/25/2036    01/25/2036    12/25/2035   01/25/2030
Principal # Months             360           360           360           360           360           359           288
---------------------------------------------------------------------------------------------------------------------------

                                                                              35

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------
The Rate of Principal
Payments on the
Mortgage Loans Will
Affect the Yield on
Certificates:            Because principal payments on the Mortgage Loans in a
                         Loan Group will be distributed concurrently on the Class A Certificates in the related group and the Subordinate Certificates, the rate of distributions of principal and the the yield to maturity on your certificates will be directly related to (i) the rate and timing of payments of principal on the applicable
                         Mortgage Loans and (ii) the amount and timing of defaults by borrowers that result in losses on the applicable Mortgage Loans. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time. The principal payments on the Mortgage Loans may be in the form of scheduled principal payments or principal prepayments (for this purpose, the term
                         "principal prepayment" includes prepayments and any other recovery of principal in advance of the scheduled due date, including repurchases and liquidations due to default, casualty, condemnation and the like). Any of these prepayments will result in distributions to you of amounts that would otherwise be distributed over the remaining term of the Mortgage Loans.

                         The rate of principal payments on the Mortgage Loans will be affected by the following:

                         o     the amortization schedules of the Mortgage Loans;

                         o the rate of partial prepayments and full prepayments by borrowers due to refinancing, job transfer, changes in property values or other factors;

                         o liquidations of the properties that secure defaulted Mortgage Loans;

                         o repurchases of Mortgage Loans by the Depositor as a result of defective documentation or breaches of representations or warranties or as the result of the conversion of a Mortgage Loan from an adjustable to a fixed interest rate;

                         o the exercise of due-on-sale clauses by the Servicer in connection with transfers of mortgaged properties;

                         o the optional repurchase of all the Mortgage Loans by the Depositor to effect a termination of the Trust when the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date; and

                         o     general and targeted solicitations for
                         refinancing by mortgage originators (including Bank of America, National Association).

                         The rate of principal payments on the Mortgage Loans will depend greatly on the level of mortgage interest rates:

                         o If prevailing interest rates for similar Mortgage Loans fall below the interest rates on the Mortgage Loans in the trust, the rate of prepayment is likely to increase.

                         o Conversely, if prevailing interest rates for similar Mortgage Loans rise above the interest rates on the Mortgage Loans, the rate of prepayment is likely to decrease.

                                                                              36

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

The Rate of Principal
Payments on the
Mortgage Loans Will
Affect the Yield on
the Certificates
(Continued):             If you are purchasing Offered Certificates at a
                         discount, you should consider the risk that if principal payments on the applicable Mortgage Loans occur at a rate slower than you expected, your yield will be lower than you expected.
                         If you are purchasing Offered Certificates at a premium, you should consider the risk that if principal payments on the applicable Mortgage Loans occur at a rate faster than you expected, your yield may be lower than you expected.
                         You must make your own decisions as to the appropriate prepayment assumptions to be used when purchasing
                         Offered Certificates. The Senior Prepayment Percentage for a Group of all principal prepayments (excluding for this purpose, partial liquidations due to default, casualty, condemnation and the like) initially will be distributed to the classes of Class A Certificates of the Group that are entitled to receive principal prepayment distributions at that time. This may result in all (or a disproportionately high percentage) of those principal prepayments being distributed to the Class A Certificates of that Group and none (or a disproportionately low percentage) of those principal prepayments being distributed to holders of the Subordinate Certificates during the periods of time described in the definition of "Senior Prepayment
                         Percentage."
                         The timing of changes in the rate of prepayments may significantly affect the actual yield to you, even if the average rate of principal prepayments is consistent with your expectations. In general, the earlier the payment of principal of the Mortgage Loans, the greater the effect on your yield to maturity. As a result, the effect on your yield of principal prepayments occurring at a rate higher (or lower) than the rate you anticipate during the period immediately following the issuance of the certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

The Variable Rate of
Interest on the
Offered Certificates
Will Affect Your Yield:  The mortgage interest rate on each Mortgage Loan will be fixed for an initial period of approximately three, five, seven or ten years from its date of origination. After the applicable fixed-rate period, the mortgage interest rate on each Mortgage Loan will adjust annually to equal the sum of one-year LIBOR and a gross margin. Mortgage interest rate adjustments will be subject to the limitations stated in the mortgage note on increases and decreases for any adjustment (i.e., a "periodic cap"). In addition, the mortgage interest rate will be subject to an overall rate ceiling.
                         The pass through rate on each certificate may decrease, and may decrease significantly, after the mortgage interest rates on the applicable Mortgage Loans begin to adjust as a result of, among other factors, the dates of adjustment, the gross margins and changes in one-year LIBOR. In addition, although each Mortgage Loan in the trust has a rate ceiling, none of the Mortgage Loans has a specified floor. Accordingly, the minimum mortgage interest rate to which the Mortgage Loans may adjust will be the applicable gross margin. In addition, even if one-year LIBOR increases, a rate ceiling or a periodic cap may limit the mortgage interest rate, which could adversely affect the yield on the related certificates.

                                                                              37

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------


Adjustable Rate
Mortgage Loan
Borrowers May Be More
Likely to Prepay:        Mortgage interest rates on the Mortgage Loans at any
                         time may not equal the prevailing mortgage interest rates for similar adjustable rate loans, and accordingly the prepayment rate may be lower or higher than would otherwise be anticipated. Moreover, some mortgagors who prefer the certainty provided by fixed-rate Mortgage Loans may nevertheless obtain adjustable rate Mortgage Loans at a time when they regard the mortgage interest rates (and, therefore, the payments) on fixed-rate Mortgage Loans as unacceptably high. These mortgagors may be induced to refinance adjustable rate Mortgage Loans when the mortgage interest rates and monthly payments on comparable fixed-rate Mortgage Loans decline to levels which these mortgagors regard as acceptable, even though these mortgage interest rates and monthly payments may be significantly higher than the current mortgage interest rates and monthly payments on the mortgagors' adjustable rate Mortgage Loans. The ability to refinance a Mortgage Loan will depend on a number of factors prevailing at the time refinancing is desired, such as, among other things, real estate values, the mortgagor's financial situation, prevailing mortgage interest rates, the mortgagor's equity in the related mortgaged property, tax laws and prevailing general economic conditions.

                         Further, because the pass through rates on the certificates will be based on the weighted average of the net mortgage interest rates of the related Mortgage Loans, disproportionate principal payments on the related Mortgage Loans having net mortgage interest rates higher or lower than the then current pass through rates on the certificates will affect the pass through rates for the certificates for future periods and the yields on the certificates.

Delinquencies and
Losses on the Mortgage
Loans Will Adversely
Affect Your Yield:       Delinquencies on the Mortgage Loans in a Loan Group
                         which are not advanced by or on behalf of the Servicer
                         (because the Servicer has determined that these amounts, if advanced, would be nonrecoverable), will adversely affect the yield on the Class A Certificates of the related Group and the Subordinate Certificates.
                         The Servicer will determine that a proposed advance is nonrecoverable when, in the good faith exercise of its servicing judgment, it believes the proposed advance would not be ultimately recoverable from the related mortgagor, related liquidation proceeds, or other recoveries in respect of the Mortgage Loan. Because of the priority of distributions, shortfalls resulting from delinquencies that are not covered by advances will be borne first by the Subordinate Certificates (in reverse numerical order), and then by the Class A
                         Certificates of the Group.

                         Net interest shortfalls will adversely affect the yields on the Offered Certificates. As a result, the yields on the Offered Certificates will depend on the rate and timing of realized losses on the Mortgage Loans in the related Loan Group.

                                                                              38

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------
Interest Only Mortgage
Loans May Have a
Higher Risk of
Default or Rates of
Prepayment:              Certain of the Mortgage Loans do not require any
                         scheduled payments of principal during the first three, five, seven and ten years, as applicable, after origination, but require scheduled payments of interest only during this time. During this interest only period, the payment due from the related mortgagor will be less than that of a traditional Mortgage Loan. In addition, the principal balance of the Mortgage Loan will not be reduced (except in the case of prepayments) because there will be no scheduled monthly payments of principal during this period. Accordingly, no principal payments will be distributed to the related certificates from these Mortgage Loans during their interest only period except in the case of a prepayment.

                         After the initial interest only period, payments on an interest only mortgage loan will be recalculated to amortize fully its unpaid principal balance over its remaining life and the mortgagor will be required to make scheduled payments of both principal and interest. The required payment of principal will increase the burden on the mortgagor and may increase the risk of default under the related mortgage loan. This increase in the mortgagor's scheduled monthly payment will occur when the mortgagor's monthly interest payment may also be increasing as a result of an increase in the mortgage interest rate on the first adjustment date. In underwriting interest only mortgage loans, Bank of America generally does not consider the ability of mortgagors to make payments of principal at the end of the interest only period. Higher scheduled monthly payments may induce the related mortgagors to refinance their mortgage loans, which would result in higher prepayments. In addition, in default situations losses may be greater on these mortgage loans because they do not amortize during the initial period. Losses, to the extent not covered by credit enhancement, will be allocated to the related certificates.

                         Mortgage loans with an initial interest only period are relatively new in the secondary mortgage market. The performance of these mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, these mortgagors may be more likely to refinance their mortgage loans, which may result in higher prepayment speeds than would otherwise be the case.

                                                                              39

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------
United States Military
Operations May Increase
Risk of Relief Act
Shortfalls:              As a result of military operations in Afghanistan and
                         Iraq, the United States has placed a substantial number
                         of armed forces reservists and members of the National
                         Guard on active duty status. It is possible that the
                         number of reservists and members of the National Guard
                         placed on active duty status may remain at high levels
                         for an extended time. To the extent that a member of
                         the military, or a member of the armed forces reserves
                         or National Guard who is called to active duty, is a
                         mortgagor of a Mortgage Loan in the Trust, the interest
                         rate limitation of the Servicemembers Civil Relief Act,
                         and any comparable state law, will apply. This may
                         result in interest shortfalls on the Mortgage Loans in
                         the Trust, which will be borne by all classes of
                         interest bearing certificates. Neither Bank of America
                         nor the Depositor has taken any action to determine
                         whether any of the Mortgage Loans would be affected by
                         these interest rate limitations.
                                                                              40

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

Subordination of Super
Senior Support
Certificates Increases
Risk of Loss:            Super Senior Support certificateholders should consider
                         the risk that after the Subordinate Certificates are no longer outstanding, the principal portion of losses realized on the Mortgage Loans that are allocated to the applicable class of Super Senior Certificates will be borne by the related classes of Super Senior Support
                         Certificates, rather than the related Super Senior
                         Certificates.

Geographic Concentration
May Increase Risk of Loss
Due to Adverse Economic
Conditions or Natural
Disasters:               At various times, certain geographic regions will
                         experience weaker economic conditions and housing markets and, consequently, will experience higher rates of delinquency and loss on Mortgage Loans generally. In addition, certain states have experienced natural disasters, including earthquakes, fires, floods and hurricanes, which may adversely affect property values.
                         Although mortgaged properties located in certain identified flood zones will be required to be covered, to the maximum extent available, by flood insurance, no mortgaged properties will otherwise be required to be insured against earthquake damage or any other loss not covered by standard hazard insurance policies. Any concentration of mortgaged properties in a state or region may present unique risk considerations. Any deterioration in housing prices in a state or region due to adverse economic conditions, natural disaster or other factors, and any deterioration of economic conditions in a state or region that adversely affects the ability of borrowers to make payments on the Mortgage Loans, may result in losses on the Mortgage
                         Loans. Any losses may adversely affect the yield to maturity of the Offered Certificates.

Delinquencies and Losses
on the Mortgage Loans
Will Adversely Affect
Your Yield:              Delinquencies on the mortgage loans which are not
                         advanced by or on behalf of the Servicer (because the Servicer has determined that these amounts, if advanced, would be nonrecoverable), will adversely affect the yield on the related Class A Certificates and the Subordinate Certificates. The Servicer will determine that a proposed advance is nonrecoverable when, in the good faith exercise of its servicing judgment, it believes the proposed advance would not be ultimately recoverable from the related mortgagor, related liquidation proceeds, or other recoveries in respect of the Mortgage Loan. Because of the priority of distributions, shortfalls resulting from delinquencies that are not covered by advances will be borne first by the Subordinate Certificates (in reverse numerical order), and then by the related Class A
                         Certificates.

                         Net interest shortfalls will adversely affect the yields on the Offered Certificates. In addition, losses generally will be borne by the Subordinate Certificates. As a result, the yields on the Offered Certificates will depend on the rate and timing of realized losses on the related Mortgage Loans.

                                                                              41

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A    $309,988,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

Credits Scores May Not
Accurately Predict the
Likelihood of Default:   Bank of America generally uses Credit Scores as part of
                         its underwriting process. The attached collateral annex shows credit scores for the mortgagors obtained at the time of origination of their mortgage loans. A credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of most mortgage loans. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, credit scores do not address particular mortgage loan characteristics that influence the probability of repayment by the borrower. Neither the Depositor nor Bank of America makes any representations any mortgage loan or that a particular credit score should be relied upon as a basis for an expectation that a borrower will repay its mortgage loan according to its terms.

Residential Real Estate
Values May Fluctuate and
Adversely Affect Your
Investment:              There can be no assurance that values of the mortgaged
                         properties have remained or will remain at their levels on the dates of origination of the related Mortgage
                         Loans. The value of any mortgaged property generally will change over time from its value on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios shown in the table in the accompanying collateral annex might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on the Mortgage Loans. If the residential real estate market should experience an overall decline in property values large enough to cause the outstanding balances of the Mortgage Loans and any secondary financing on the related mortgaged properties to equal or exceed the value of the mortgaged properties, delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry or in Bank of America's prior securitizations involving the Depositor.

                         In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the mortgagors' timely payment of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the mortgage pool. These other factors could include excessive building resulting in an oversupply of housing in a particular area or a decrease in employment reducing the demand for housing in an area. To the extent that credit enhancements do not cover such losses, your yield may be adversely impacted.


                                                                              42

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                             [Bank of America Logo]

--------------------------------------------------------------------------------

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

                 MBS New Issue Term Sheet - Collateral Appendix


                    Banc of America Mortgage Securities, Inc.


                Mortgage Pass-Through Certificates, Series 2006-A
                           $309,988,000 (approximate)


                                 January 9, 2006


Banc of America Securities LLC                                                 1

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------





Banc of America Securities LLC                                                 2

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

                                   DISCLAIMER

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC                                                 3

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 73.36% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                           Collateral Summary   Range (if applicable)
                                                           ------------------   ---------------------
Total Outstanding Loan Balance                               $34,819,350

Total Number of Loans                                                 57

Average Loan Principal Balance                                  $610,866        $419,552 to $1,500,000

WA Gross Coupon                                                   6.070%              5.250% to 7.000%

WA FICO                                                              750                    655 to 809

WA Original Term (mos.)                                       360 months

WA Remaining Term (mos.)                                      359 months             356 to 360 months

WA OLTV                                                           71.48%              16.67% to 80.00%

WA Months to First Rate Adjustment Date                        35 months               32 to 36 months

Gross Margin                                                      2.250%

WA Rate Ceiling                                                  12.070%            11.250% to 13.000%

Geographic Concentration of Mortgaged Properties (Top   CA        29.60%
5 States) based on the Aggregate Stated Principal       FL        17.21%
Balance                                                 VA         8.61%
                                                        NC         7.95%
                                                        SC         5.71%

Banc of America Securities LLC                                                 4

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Occupancy                          Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                       43      $25,049,110.93            71.94%
Second Home                             14        9,770,238.72            28.06
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Property Type                      Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                 30      $18,250,837.37            52.42%
PUD-Detached                            11        7,279,816.00            20.91
Condo - Low                              8        4,375,236.68            12.57
Condominium                              7        4,358,000.00            12.52
2-Family                                 1          555,459.60             1.60
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Purpose                            Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Purchase                                44      $26,635,033.07            76.49%
Refinance-Cashout                        7        4,440,116.58            12.75
Refinance-Rate/Term                      6        3,744,200.00            10.75
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                           Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Geographic Area                    Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
California                              19      $10,305,315.91            29.60%
Florida                                 10        5,993,256.91            17.21
Virginia                                 5        2,999,224.72             8.61
North Carolina                           4        2,769,200.00             7.95
South Carolina                           3        1,988,000.00             5.71
Vermont                                  3        1,856,000.00             5.33
New York                                 2        1,549,005.58             4.45
Colorado                                 1        1,500,000.00             4.31
Texas                                    1        1,000,000.00             2.87
Massachusetts                            2          917,200.00             2.63
New Mexico                               1          720,000.00             2.07
Idaho                                    1          699,999.00             2.01
Arizona                                  1          534,106.00             1.53
New Jersey                               1          524,250.00             1.51
New Hampshire                            1          499,477.96             1.43
Illinois                                 1          491,200.00             1.41
Delaware                                 1          473,113.57             1.36
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, no more than approximately 7.11% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

    California State Distribution of the Mortgaged Properties of the Group 1
                                 Mortgage Loans

                                                                      % of
                                                                  Cut-off Date
                                                 Aggregate       Pool Principal
                                 Number Of   Stated Principal    Balance of the
                                 Mortgage      Balance as of       California
California State Distribution      Loans       Cut-off Date      Mortgage Loans
--------------------------------------------------------------------------------
Southern California                     12       $6,330,490.60            61.43%
Northern California                      7        3,974,825.31            38.57
--------------------------------------------------------------------------------
Total:                                  19      $10,305,315.91           100.00%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
Current Mortgage Loan            Mortgage      Balance as of     Pool Principal
Principal Balances ($)             Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
400,000.01 - 450,000.00                 12       $5,174,169.53            14.86%
450,000.01 - 500,000.00                  9        4,333,911.53            12.45
500,000.01 - 550,000.00                  7        3,694,130.10            10.61
550,000.01 - 600,000.00                  9        5,220,926.17            14.99
600,000.01 - 650,000.00                  5        3,107,111.00             8.92
650,000.01 - 700,000.00                  2        1,363,305.74             3.92
700,000.01 - 750,000.00                  3        2,129,000.00             6.11
750,000.01 - 800,000.00                  1          760,000.00             2.18
800,000.01 - 850,000.00                  1          818,590.00             2.35
850,000.01 - 900,000.00                  3        2,659,200.00             7.64
950,000.01 - 1,000,000.00                3        2,960,000.00             8.50
1,000,000.01 - 1,500,000.00              2        2,599,005.58             7.46
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $610,866.

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
Original Loan-To-Value           Mortgage      Balance as of     Pool Principal
Ratios (%)                         Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
15.01 - 20.00                            1         $499,477.96             1.43%
35.01 - 40.00                            2        1,500,000.00             4.31
40.01 - 45.00                            2        1,025,000.00             2.94
45.01 - 50.00                            1        1,099,005.58             3.16
55.01 - 60.00                            1          575,000.00             1.65
60.01 - 65.00                            5        3,421,111.00             9.83
65.01 - 70.00                            3        2,635,499.00             7.57
70.01 - 75.00                            4        2,689,250.00             7.72
75.01 - 80.00                           38       21,375,006.11            61.39
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.48%.

Banc of America Securities LLC                                                 7

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
5.001 - 5.250                            1         $420,000.00             1.21%
5.251 - 5.500                            3        1,808,613.57             5.19
5.501 - 5.750                           12        6,787,014.18            19.49
5.751 - 6.000                           17       11,412,197.36            32.78
6.001 - 6.250                            9        5,198,720.22            14.93
6.251 - 6.500                            8        5,315,034.32            15.26
6.501 - 6.750                            5        2,793,520.00             8.02
6.751 - 7.000                            2        1,084,250.00             3.11
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.070% per annum.

                  Gross Margin of the Group 1 Mortgage Loans(1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Gross Margin (%)                   Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
2.250                                   57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.250% per annum.

Banc of America Securities LLC                                                 8

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Rate Ceilings (%)                  Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
11.001 - 11.250                          1         $420,000.00             1.21%
11.251 - 11.500                          3        1,808,613.57             5.19
11.501 - 11.750                         12        6,787,014.18            19.49
11.751 - 12.000                         17       11,412,197.36            32.78
12.001 - 12.250                          9        5,198,720.22            14.93
12.251 - 12.500                          8        5,315,034.32            15.26
12.501 - 12.750                          5        2,793,520.00             8.02
12.751 - 13.000                          2        1,084,250.00             3.11
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 12.070% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
First Rate Adjustment Date         Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
September 1, 2008                        1         $449,256.91             1.29%
October 1, 2008                          1          420,000.00             1.21
December 1, 2008                        32       19,457,959.74            55.88
January 1. 2009                         23       14,492,133.00            41.62
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC                                                 9

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Remaining Term (Months)            Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
341 - 360                               57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Credit Scores                      Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
801 - 850                                5       $3,183,444.36             9.14%
751 - 800                               24       15,536,705.06            44.62
701 - 750                               22       13,024,000.23            37.40
651 - 700                                6        3,075,200.00             8.83
--------------------------------------------------------------------------------
Total:                                  57      $34,819,349.65           100.00%
--------------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                10

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 65.28% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


                                                           Collateral Summary   Range (if applicable)
                                                           ------------------   ---------------------
Total Outstanding Loan Balance                              $152,903,234

Total Number of Loans                                                270

Average Loan Principal Balance                                  $566,308        $396,781 to $1,160,000

WA Gross Coupon                                                   5.703%              4.125% to 6.875%

WA FICO                                                              751                    627 to 826

WA Original Term (mos.)                                       359 months             180 to 360 months

WA Remaining Term (mos.)                                      358 months             179 to 360 months

WA OLTV                                                           72.33%              25.02% to 90.97%

WA Months to First Rate Adjustment Date                        59 months               54 to 60 months

Gross Margin                                                      2.250%

WA Rate Ceiling                                                  10.703%             9.125% to 11.875%

Geographic Concentration of Mortgaged Properties (Top         CA  47.62%
5 States) based on the Aggregate Stated Principal             FL   9.98%
Balance                                                       VA   7.67%
                                                              WA   3.64%
                                                              NJ   3.59%

Banc of America Securities LLC                                                11

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Occupancy                          Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                      253     $143,048,183.64            93.55%
Second Home                             17        9,855,050.69             6.45
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Property Type                      Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                136      $76,399,280.33            49.97%
PUD-Detached                            69       40,028,743.42            26.18
Condo - Low                             38       20,904,995.56            13.67
Condominium                             11        7,231,357.49             4.73
PUD-Attached                             8        3,830,410.96             2.51
Townhouse                                4        1,772,993.13             1.16
4-Family                                 2        1,511,396.31             0.99
3-Family                                 1          648,002.13             0.42
PUD                                      1          576,055.00             0.38
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Purpose                            Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Purchase                               195     $112,631,686.70            73.66%
Refinance-Rate/Term                     42       23,637,473.99            15.46
Refinance-Cashout                       33       16,634,073.64            10.88
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                12

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                           Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Geographic Area                    Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
California                             125      $72,806,086.65            47.62%
Florida                                 30       15,252,775.38             9.98
Virginia                                23       11,733,187.00             7.67
Washington                              11        5,570,139.94             3.64
New Jersey                              10        5,482,188.00             3.59
Maryland                                10        5,330,897.80             3.49
Georgia                                  8        3,665,950.13             2.40
Massachusetts                            4        2,917,919.64             1.91
Illinois                                 4        2,713,380.29             1.77
Texas                                    4        2,694,494.98             1.76
Nevada                                   4        2,552,050.00             1.67
South Carolina                           4        2,497,400.00             1.63
Connecticut                              4        2,459,859.30             1.61
Colorado                                 3        2,331,750.00             1.52
North Carolina                           4        2,105,800.69             1.38
Arizona                                  4        2,015,576.00             1.32
Tennessee                                3        1,955,823.26             1.28
District of Columbia                     3        1,727,920.00             1.13
New York                                 3        1,713,998.96             1.12
Minnesota                                2        1,263,600.00             0.83
Maine                                    1          960,000.00             0.63
Idaho                                    1          788,000.00             0.52
Pennsylvania                             1          551,396.31             0.36
New Mexico                               1          536,000.00             0.35
Oklahoma                                 1          450,000.00             0.29
Indiana                                  1          418,400.00             0.27
Rhode Island                             1          408,640.00             0.27
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, no more than approximately 1.48% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                13

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

    California State Distribution of the Mortgaged Properties of the Group 2
                                 Mortgage Loans

                                                                      % of
                                                                  Cut-off Date
                                                 Aggregate       Pool Principal
                                 Number Of   Stated Principal    Balance of the
                                 Mortgage      Balance as of       California
--------------------------------------------------------------------------------
California State Distribution      Loans       Cut-off Date      Mortgage Loans
Northern California                     76      $45,422,424.70            62.39%
Southern California                     49       27,383,661.95            37.61
--------------------------------------------------------------------------------
Total:                                 125      $72,806,086.65           100.00%
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
Current Mortgage Loan            Mortgage      Balance as of     Pool Principal
Principal Balances ($)             Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00                  6       $2,388,781.22             1.56%
400,000.01 - 450,000.00                 61       26,137,869.66            17.09
450,000.01 - 500,000.00                 60       28,691,866.56            18.76
500,000.01 - 550,000.00                 36       18,768,474.48            12.27
550,000.01 - 600,000.00                 29       16,784,188.20            10.98
600,000.01 - 650,000.00                 24       15,219,665.17             9.95
650,000.01 - 700,000.00                  9        6,063,231.80             3.97
700,000.01 - 750,000.00                 14       10,233,909.78             6.69
750,000.01 - 800,000.00                  6        4,699,137.49             3.07
800,000.01 - 850,000.00                  5        4,203,453.91             2.75
850,000.01 - 900,000.00                  4        3,518,000.00             2.30
900,000.01 - 950,000.00                  3        2,803,000.00             1.83
950,000.01 - 1,000,000.00                9        8,812,906.06             5.76
1,000,000.01 - 1,500,000.00              4        4,578,750.00             2.99
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $566,308.

Banc of America Securities LLC                                                14

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
Original Loan-To-Value           Mortgage      Balance as of     Pool Principal
Ratios (%)                         Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
25.01 - 30.00                            2         $936,709.18             0.61%
30.01 - 35.00                            3        1,551,384.00             1.01
35.01 - 40.00                            5        2,757,595.55             1.80
40.01 - 45.00                            1          425,000.00             0.28
45.01 - 50.00                            8        5,567,964.92             3.64
50.01 - 55.00                            6        3,740,000.00             2.45
55.01 - 60.00                            9        5,213,963.27             3.41
60.01 - 65.00                           22       12,345,711.42             8.07
65.01 - 70.00                           29       17,845,059.86            11.67
70.01 - 75.00                           27       15,791,571.85            10.33
75.01 - 80.00                          153       84,492,275.32            55.26
80.01 - 85.00                            1          414,400.00             0.27
85.01 - 90.00                            3        1,358,100.00             0.89
90.01 - 95.00                            1          463,498.96             0.30
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 72.33%.

Banc of America Securities LLC                                                15

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
4.001 - 4.250                            1         $948,000.00             0.62%
4.251 - 4.500                            3        1,667,393.83             1.09
4.501 - 4.750                            5        3,670,179.64             2.40
4.751 - 5.000                           24       13,182,294.02             8.62
5.001 - 5.250                           16        9,671,948.82             6.33
5.251 - 5.500                           36       21,081,043.06            13.79
5.501 - 5.750                           63       34,216,244.33            22.38
5.751 - 6.000                           63       37,440,434.24            24.49
6.001 - 6.250                           34       17,581,098.34            11.50
6.251 - 6.500                           18        9,619,430.23             6.29
6.501 - 6.750                            6        3,205,167.82             2.10
6.751 - 7.000                            1          620,000.00             0.41
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.703% per annum.

                  Gross Margin of the Group 2 Mortgage Loans(1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Gross Margin (%)                   Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
2.250                                  270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.250% per annum.

Banc of America Securities LLC                                                16

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Rate Ceilings (%)                  Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
9.001 - 9.250                            1         $948,000.00             0.62%
9.251 - 9.500                            3        1,667,393.83             1.09
9.501 - 9.750                            5        3,670,179.64             2.40
9.751 - 10.000                          24       13,182,294.02             8.62
10.001 - 10.250                         16        9,671,948.82             6.33
10.251 - 10.500                         36       21,081,043.06            13.79
10.501 - 10.750                         63       34,216,244.33            22.38
10.751 - 11.000                         63       37,440,434.24            24.49
11.001 - 11.250                         34       17,581,098.34            11.50
11.251 - 11.500                         18        9,619,430.23             6.29
11.501 - 11.750                          6        3,205,167.82             2.10
11.751 - 12.000                          1          620,000.00             0.41
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.703% per annum.

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
First Rate Adjustment Date         Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
July 1, 2010                             1         $700,000.00             0.46%
September 1, 2010                        1          948,000.00             0.62
October 1, 2010                          3        1,566,722.05             1.02
November 1, 2010                         1          479,600.69             0.31
December 1, 2010                       120       66,457,358.79            43.46
January 1, 2011                        144       82,751,552.80            54.12
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC                                                17

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Remaining Term (Months)            Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
161 - 180                                1         $958,823.26             0.63%
341 - 360                              269      151,944,411.07            99.37
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Credit Scores                      Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               17       $8,860,016.21             5.79%
751 - 800                              138       80,127,650.40            52.40
701 - 750                               78       43,819,037.94            28.66
651 - 700                               29       15,818,374.13            10.35
601 - 650                                7        3,558,155.65             2.33
Not Scored                               1          720,000.00             0.47
--------------------------------------------------------------------------------
Total:                                 270     $152,903,234.33           100.00%
--------------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                18

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Collateral Summary of the Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans
-----------------------------------------

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 62.27% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


                                                           Collateral Summary   Range (if applicable)
                                                           ------------------   ---------------------
Total Outstanding Loan Balance                               $51,930,471

Total Number of Loans                                                 91

Average Loan Principal Balance                                  $570,665        $420,000 to $1,147,500

WA Gross Coupon                                                    5.854%             5.125% to 6.625%

WA FICO                                                              749                    635 to 817

WA Original Term (mos.)                                       360 months

WA Remaining Term (mos.)                                      359 months             358 to 360 months

WA OLTV                                                           70.70%              21.25% to 80.00%

WA Months to First Rate Adjustment Date                        83 months               82 to 84 months

Gross Margin                                                      2.250%

WA Rate Ceiling                                                  10.857%            10.125% to 11.625%

Geographic Concentration of Mortgaged Properties (Top        CA   39.93%
5 States) based on the Aggregate Stated Principal            NC    9.52%
Balance                                                      SC    6.17%
                                                             TX    6.04%
                                                             MD    6.03%

Banc of America Securities LLC                                                19

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Occupancy                          Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                       74      $42,304,616.47            81.46%
Second Home                             17        9,625,854.91            18.54
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Property Type                      Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                 47      $27,379,749.20            52.72%
PUD-Detached                            19       10,841,708.07            20.88
Condo - Low                             14        8,158,726.88            15.71
PUD-Attached                             6        2,750,323.96             5.30
Condominium                              4        2,119,963.27             4.08
2-Family                                 1          680,000.00             1.31
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Purpose                            Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Purchase                                59      $34,481,416.08            66.40%
Refinance-Rate/Term                     18       10,129,963.00            19.51
Refinance-Cashout                       14        7,319,092.30            14.09
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                20

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                           Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Geographic Area                    Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
California                              36      $20,734,860.52            39.93%
North Carolina                           8        4,943,637.81             9.52
South Carolina                           5        3,201,563.00             6.17
Texas                                    5        3,135,600.00             6.04
Maryland                                 6        3,131,663.43             6.03
Florida                                  6        3,011,800.00             5.80
Colorado                                 4        2,406,733.51             4.63
Georgia                                  3        1,579,567.32             3.04
Virginia                                 3        1,540,460.00             2.97
Vermont                                  3        1,519,048.02             2.93
Illinois                                 2        1,436,000.00             2.77
Massachusetts                            2        1,028,000.00             1.98
Rhode Island                             1          618,000.00             1.19
Ohio                                     1          580,000.00             1.12
Connecticut                              1          568,000.00             1.09
Michigan                                 1          550,000.00             1.06
New York                                 1          550,000.00             1.06
Nevada                                   1          500,000.00             0.96
Pennsylvania                             1          471,024.00             0.91
Washington                               1          424,513.77             0.82
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, no more than approximately 3.06% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

    California State Distribution of the Mortgaged Properties of the Group 3
                                 Mortgage Loans

                                                                      % of
                                                                  Cut-off Date
                                                 Aggregate       Pool Principal
                                 Number Of   Stated Principal    Balance of the
                                 Mortgage      Balance as of       California
California State Distribution      Loans       Cut-off Date      Mortgage Loans
--------------------------------------------------------------------------------
Northern California                     18      $10,532,445.17            50.80%
Southern California                     18       10,202,415.35            49.20
--------------------------------------------------------------------------------
Total:                                  36      $20,734,860.52           100.00%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                21

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
Current Mortgage Loan            Mortgage      Balance as of     Pool Principal
Principal Balances ($)             Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
400,000.01 - 450,000.00                 11       $4,787,265.52             9.22%
450,000.01 - 500,000.00                 25       11,861,584.15            22.84
500,000.01 - 550,000.00                 14        7,342,519.89            14.14
550,000.01 - 600,000.00                 15        8,735,235.28            16.82
600,000.01 - 650,000.00                 10        6,304,259.88            12.14
650,000.01 - 700,000.00                  6        4,133,806.66             7.96
700,000.01 - 750,000.00                  3        2,191,800.00             4.22
800,000.01 - 850,000.00                  1          824,000.00             1.59
850,000.01 - 900,000.00                  3        2,646,500.00             5.10
950,000.01 - 1,000,000.00                2        1,956,000.00             3.77
1,000,000.01 - 1,500,000.00              1        1,147,500.00             2.21
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $570,665.

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
Original Loan-To-Value           Mortgage      Balance as of     Pool Principal
Ratios (%)                         Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
20.01 - 25.00                            2       $1,023,683.24             1.97%
25.01 - 30.00                            1          550,000.00             1.06
30.01 - 35.00                            1          499,465.46             0.96
45.01 - 50.00                            5        3,357,351.66             6.47
50.01 - 55.00                            3        1,497,900.00             2.88
55.01 - 60.00                            3        1,537,300.00             2.96
60.01 - 65.00                            4        2,865,369.00             5.52
65.01 - 70.00                           11        6,105,040.68            11.76
70.01 - 75.00                           10        6,139,250.00            11.82
75.01 - 80.00                           51       28,355,111.34            54.60
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 70.70%.

Banc of America Securities LLC                                                22

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
5.001 - 5.250                            9       $6,190,479.70            11.92%
5.251 - 5.500                            5        2,501,197.28             4.82
5.501 - 5.750                           21       12,347,365.93            23.78
5.751 - 6.000                           31       16,541,577.74            31.85
6.001 - 6.250                           15        8,745,599.34            16.84
6.251 - 6.500                            9        5,036,251.39             9.70
6.501 - 6.750                            1          568,000.00             1.09
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.854% per annum.

                  Gross Margin of the Group 3 Mortgage Loans(1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Gross Margin (%)                   Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
2.250                                   91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans is expected to be approximately 2.250% per annum.

Banc of America Securities LLC                                                23

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Rate Ceilings (%)                  Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
10.001 - 10.250                          8       $5,550,479.70            10.69%
10.251 - 10.500                          6        3,141,197.28             6.05
10.501 - 10.750                         21       12,347,365.93            23.78
10.751 - 11.000                         31       16,541,577.74            31.85
11.001 - 11.250                         15        8,745,599.34            16.84
11.251 - 11.500                          9        5,036,251.39             9.70
11.501 - 11.750                          1          568,000.00             1.09
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.857% per annum.

          First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
First Rate Adjustment Date         Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
November 1, 2012                         3       $1,665,283.51             3.21%
December 1, 2012                        41       23,108,499.87            44.50
January 1, 2013                         47       27,156,688.00            52.29
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                Remaining Terms of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Remaining Term (Months)            Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
341 - 360                               91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC                                                24

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Credit Scores                      Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
801 - 850                                7       $3,427,672.12             6.60%
751 - 800                               43       25,984,876.98            50.04
701 - 750                               23       13,504,110.66            26.00
651 - 700                               15        7,440,911.62            14.33
601 - 650                                3        1,572,900.00             3.03
--------------------------------------------------------------------------------
Total:                                  91      $51,930,471.38           100.00%
--------------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                25

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Collateral Summary of the Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans
-----------------------------------------

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 89.91% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


                                                           Collateral Summary   Range (if applicable)
                                                           ------------------   ---------------------
Total Outstanding Loan Balance                               $82,413,665

Total Number of Loans                                                127

Average Loan Principal Balance                                  $648,927        $418,431 to $1,432,000

WA Gross Coupon                                                   6.021%              4.875% to 6.750%

WA FICO                                                              753                    635 to 812

WA Original Term (mos.)                                       360 months

WA Remaining Term (mos.)                                      360 months             357 to 360 months

WA OLTV                                                           69.33%              16.67% to 80.00%

WA Months to First Rate Adjustment Date                       120 months             117 to 120 months

Gross Margin                                                      2.250%

WA Rate Ceiling                                                  11.021%             9.875% to 11.750%

Geographic Concentration of Mortgaged Properties (Top        CA   51.84%
5 States) based on the Aggregate Stated Principal            VA    8.25%
Balance                                                      MD    6.01%
                                                             FL    4.57%
                                                             NC    3.44%


Banc of America Securities LLC                                                26

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Occupancy                          Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                      120      $78,631,265.33            95.41%
Second Home                              7        3,782,400.00             4.59
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Property Type                      Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                 75      $50,495,991.42            61.27%
PUD-Detached                            36       22,324,431.09            27.09
Condo - Low                             11        6,163,078.82             7.48
PUD-Attached                             3        1,762,264.00             2.14
Condominium                              2        1,667,900.00             2.02
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Purpose                            Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Purchase                                71      $44,432,843.37            53.91%
Refinance-Rate/Term                     31       22,958,326.33            27.86
Refinance-Cashout                       25       15,022,495.63            18.23
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                27

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                           Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Geographic Area                    Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
California                              64      $42,721,920.80            51.84%
Virginia                                11        6,797,287.79             8.25
Maryland                                 8        4,955,711.00             6.01
Florida                                  7        3,763,800.00             4.57
North Carolina                           5        2,832,000.00             3.44
New York                                 3        2,770,537.02             3.36
Nevada                                   4        2,405,995.33             2.92
Illinois                                 2        2,200,000.00             2.67
South Carolina                           4        2,028,600.00             2.46
District of Columbia                     3        1,852,000.00             2.25
Washington                               3        1,581,264.00             1.92
Texas                                    2        1,475,029.39             1.79
Michigan                                 1        1,432,000.00             1.74
New Jersey                               2        1,376,120.00             1.67
Georgia                                  2        1,125,000.00             1.37
Colorado                                 2        1,020,000.00             1.24
Connecticut                              1          568,000.00             0.69
Oregon                                   1          520,000.00             0.63
Tennessee                                1          514,000.00             0.62
Pennsylvania                             1          474,400.00             0.58
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, no more than approximately 3.13% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

    California State Distribution of the Mortgaged Properties of the Group 4
                                 Mortgage Loans

                                                                      % of
                                                                  Cut-off Date
                                                 Aggregate       Pool Principal
                                 Number Of   Stated Principal    Balance of the
                                 Mortgage      Balance as of       California
California State Distribution      Loans       Cut-off Date      Mortgage Loans
--------------------------------------------------------------------------------
Northern California                     35      $23,340,733.50            54.63%
Southern California                     29       19,381,187.30            45.37
--------------------------------------------------------------------------------
Total:                                  64      $42,721,920.80           100.00%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                28

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
Current Mortgage Loan            Mortgage      Balance as of     Pool Principal
Principal Balances ($)             Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
400,000.01 - 450,000.00                 17       $7,355,617.47             8.93%
450,000.01 - 500,000.00                 17        8,185,421.80             9.93
500,000.01 - 550,000.00                 19       10,016,362.84            12.15
550,000.01 - 600,000.00                 10        5,763,200.00             6.99
600,000.01 - 650,000.00                 13        8,231,184.69             9.99
650,000.01 - 700,000.00                 14        9,526,510.18            11.56
700,000.01 - 750,000.00                 11        8,106,339.92             9.84
750,000.01 - 800,000.00                  7        5,502,999.04             6.68
850,000.01 - 900,000.00                  3        2,690,000.00             3.26
900,000.01 - 950,000.00                  4        3,728,000.00             4.52
950,000.01 - 1,000,000.00                6        5,926,029.39             7.19
1,000,000.01 - 1,500,000.00              6        7,382,000.00             8.96
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $648,927.

         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
Original Loan-To-Value           Mortgage      Balance as of     Pool Principal
Ratios (%)                         Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
15.01 - 20.00                            1       $1,000,000.00             1.21%
25.01 - 30.00                            2        1,125,000.00             1.37
30.01 - 35.00                            1          538,000.00             0.65
35.01 - 40.00                            1          550,000.00             0.67
40.01 - 45.00                            3        2,118,392.73             2.57
45.01 - 50.00                            4        2,347,500.00             2.85
50.01 - 55.00                            6        3,827,895.33             4.64
55.01 - 60.00                            5        2,856,000.00             3.47
60.01 - 65.00                           13        9,687,660.90            11.75
65.01 - 70.00                           15       10,732,542.00            13.02
70.01 - 75.00                           18       12,407,431.00            15.06
75.01 - 80.00                           58       35,223,243.37            42.74
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 69.33%.

Banc of America Securities LLC                                                29

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
4.751 - 5.000                            1         $545,000.00             0.66%
5.001 - 5.250                            1          500,000.00             0.61
5.251 - 5.500                            5        3,941,000.00             4.78
5.501 - 5.750                           17       10,808,310.03            13.11
5.751 - 6.000                           46       28,169,901.42            34.18
6.001 - 6.250                           41       28,405,895.51            34.47
6.251 - 6.500                           12        7,100,558.37             8.62
6.501 - 6.750                            4        2,943,000.00             3.57
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 6.021% per annum.

                  Gross Margin of the Group 4 Mortgage Loans(1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Gross Margin (%)                   Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
                         2.250         127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans is expected to be approximately 2.250% per annum.

Banc of America Securities LLC                                                30

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Rate Ceilings (%)                  Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
9.751 - 10.000                           1         $545,000.00             0.66%
10.001 - 10.250                          1          500,000.00             0.61
10.251 - 10.500                          5        3,941,000.00             4.78
10.501 - 10.750                         17       10,808,310.03            13.11
10.751 - 11.000                         46       28,169,901.42            34.18
11.001 - 11.250                         41       28,405,895.51            34.47
11.251 - 11.500                         12        7,100,558.37             8.62
11.501 - 11.750                          4        2,943,000.00             3.57
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 11.021% per annum.

          First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
First Rate Adjustment Date         Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
October 1, 2015                          1       $1,300,000.00             1.58%
December 1, 2015                        56       34,245,007.33            41.55
January 1, 2016                         70       46,868,658.00            56.87
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 120 months.

Banc of America Securities LLC                                                31

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Remaining Term (Months)            Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
341 - 360                              127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Credit Scores                      Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
801 - 850                                9       $5,691,521.80             6.91%
751 - 800                               69       45,373,296.50            55.06
701 - 750                               34       21,305,102.31            25.85
651 - 700                               13        8,728,351.99            10.59
601 - 650                                2        1,315,392.73             1.60
--------------------------------------------------------------------------------
Total:                                 127      $82,413,665.33           100.00%
--------------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                32

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Collateral Summary of the Mortgage Loans
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Mortgage Loans consist of 3/1, 5/1, 7/1 and 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3, 5, 7 and 10 years, respectively after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 71.97% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and 2% for every adjustment date thereafter for the 3/1 Hybrid ARMs, and Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter for the 5/1, 7/1 and 10/1 Hybrid ARMs. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% for the 3/1 Hybrid ARMs and 5% for the 5/1, 7/1 and 10/1 Hybrid ARMs, over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                           Collateral Summary   Range (if applicable)
                                                           ------------------   ---------------------
Total Outstanding Loan Balance                              $322,066,721

Total Number of Loans                                                545

Average Loan Principal Balance                                  $590,948        $396,781 to $1,500,000

WA Gross Coupon                                                   5.848%              4.125% to 7.000%

WA FICO                                                              751                    627 to 826

WA Original Term (mos.)                                       359 months             180 to 360 months

WA Remaining Term (mos.)                                      359 months             179 to 360 months

WA OLTV                                                           71.21%              16.67% to 90.97%

WA Months to First Rate Adjustment Date                        76 months              32 to 120 months

Gross Margin                                                     2.250%

WA Rate Ceiling                                                  10.957%             9.125% to 13.000%

Geographic Concentration of Mortgaged Properties (Top        CA   45.51%
5 States) based on the Aggregate Stated Principal            FL    8.70%
Balance                                                      VA    7.16%
                                                             MD    4.17%
                                                             NC    3.93%

Banc of America Securities LLC                                                33

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

           Occupancy of Mortgaged Properties of the Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Occupancy                          Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                      490     $289,033,176.37            89.74%
Second Home                             55       33,033,544.32            10.26
--------------------------------------------------------------------------------
Total:                                 545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                      Property Types of the Mortgage Loans

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Property Type                      Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                288     $172,525,858.32            53.57%
PUD-Detached                           135       80,474,698.58            24.99
Condo - Low                             71       39,602,037.94            12.30
Condominium                             24       15,377,220.76             4.77
PUD-Attached                            17        8,342,998.92             2.59
Townhouse                                4        1,772,993.13             0.55
4-Family                                 2        1,511,396.31             0.47
2-Family                                 2        1,235,459.60             0.38
3-Family                                 1          648,002.13             0.20
PUD                                      1          576,055.00             0.18
--------------------------------------------------------------------------------
Total:                                 545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------

                   Mortgage Loan Purpose of the Mortgage Loans

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Purpose                            Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Purchase                               369     $218,180,979.22            67.74%
Refinance-Rate/Term                     97       60,469,963.32            18.78
Refinance-Cashout                       79       43,415,778.15            13.48
--------------------------------------------------------------------------------
Total:                                 545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                34

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

  Geographic Distribution of the Mortgage Properties of the Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Geographic Area                    Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
California                             244     $146,568,183.88            45.51%
Florida                                 53       28,021,632.29             8.70
Virginia                                42       23,070,159.51             7.16
Maryland                                24       13,418,272.23             4.17
North Carolina                          21       12,650,638.50             3.93
South Carolina                          16        9,715,563.00             3.02
Texas                                   12        8,305,124.37             2.58
Washington                              15        7,575,917.71             2.35
New Jersey                              13        7,382,558.00             2.29
Colorado                                10        7,258,483.51             2.25
Illinois                                 9        6,840,580.29             2.12
New York                                 9        6,583,541.56             2.04
Georgia                                 13        6,370,517.45             1.98
Nevada                                   9        5,458,045.33             1.69
Massachusetts                            8        4,863,119.64             1.51
Connecticut                              6        3,595,859.30             1.12
District of Columbia                     6        3,579,920.00             1.11
Vermont                                  6        3,375,048.02             1.05
Arizona                                  5        2,549,682.00             0.79
Tennessee                                4        2,469,823.26             0.77
Michigan                                 2        1,982,000.00             0.62
Pennsylvania                             3        1,496,820.31             0.46
Idaho                                    2        1,487,999.00             0.46
Minnesota                                2        1,263,600.00             0.39
New Mexico                               2        1,256,000.00             0.39
Rhode Island                             2        1,026,640.00             0.32
Maine                                    1          960,000.00             0.30
Ohio                                     1          580,000.00             0.18
Oregon                                   1          520,000.00             0.16
New Hampshire                            1          499,477.96             0.16
Delaware                                 1          473,113.57             0.15
Oklahoma                                 1          450,000.00             0.14
Indiana                                  1          418,400.00             0.13
--------------------------------------------------------------------------------
Total:                                 545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, no more than approximately 1.13% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                35

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

 California State Distribution of the Mortgaged Properties of the Mortgage Loans

                                                                      % of
                                                                  Cut-off Date
                                                 Aggregate       Pool Principal
                                 Number Of   Stated Principal    Balance of the
                                 Mortgage      Balance as of       California
California State Distribution      Loans       Cut-off Date      Mortgage Loans
--------------------------------------------------------------------------------
Northern California                    136      $83,270,428.68            56.81%
Southern California                    108       63,297,755.20            43.19
--------------------------------------------------------------------------------
Total:                                 244     $146,568,183.88           100.00%
--------------------------------------------------------------------------------

       Current Mortgage Loan Principal Balances of the Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
Current Mortgage Loan            Mortgage      Balance as of     Pool Principal
Principal Balances ($)             Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00                  6       $2,388,781.22             0.74%
400,000.01 - 450,000.00                101       43,454,922.18            13.49
450,000.01 - 500,000.00                111       53,072,784.04            16.48
500,000.01 - 550,000.00                 76       39,821,487.31            12.36
550,000.01 - 600,000.00                 63       36,503,549.65            11.33
600,000.01 - 650,000.00                 52       32,862,220.74            10.20
650,000.01 - 700,000.00                 31       21,086,854.38             6.55
700,000.01 - 750,000.00                 31       22,661,049.70             7.04
750,000.01 - 800,000.00                 14       10,962,136.53             3.40
800,000.01 - 850,000.00                  7        5,846,043.91             1.82
850,000.01 - 900,000.00                 13       11,513,700.00             3.57
900,000.01 - 950,000.00                  7        6,531,000.00             2.03
950,000.01 - 1,000,000.00               20       19,654,935.45             6.10
1,000,000.01 - 1,500,000.00             13       15,707,255.58             4.88
--------------------------------------------------------------------------------
Total:                                 545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $590,948.

Banc of America Securities LLC                                                36

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

             Original Loan-To-Value Ratios of the Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
Original Loan-To-Value           Mortgage      Balance as of     Pool Principal
Ratios (%)                         Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
15.01 - 20.00                            2       $1,499,477.96             0.47%
20.01 - 25.00                            2        1,023,683.24             0.32
25.01 - 30.00                            5        2,611,709.18             0.81
30.01 - 35.00                            5        2,588,849.46             0.80
35.01 - 40.00                            8        4,807,595.55             1.49
40.01 - 45.00                            6        3,568,392.73             1.11
45.01 - 50.00                           18       12,371,822.16             3.84
50.01 - 55.00                           15        9,065,795.33             2.81
55.01 - 60.00                           18       10,182,263.27             3.16
60.01 - 65.00                           44       28,319,852.32             8.79
65.01 - 70.00                           58       37,318,141.54            11.59
70.01 - 75.00                           59       37,027,502.85            11.50
75.01 - 80.00                          300      169,445,636.14            52.61
80.01 - 85.00                            1          414,400.00             0.13
85.01 - 90.00                            3        1,358,100.00             0.42
90.01 - 95.00                            1          463,498.96             0.14
--------------------------------------------------------------------------------
Total:                                 545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 71.21%.

Banc of America Securities LLC                                                37

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

           Current Mortgage Interest Rates of the Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
4.001 - 4.250                            1         $948,000.00             0.29%
4.251 - 4.500                            3        1,667,393.83             0.52
4.501 - 4.750                            5        3,670,179.64             1.14
4.751 - 5.000                           25       13,727,294.02             4.26
5.001 - 5.250                           27       16,782,428.52             5.21
5.251 - 5.500                           49       29,331,853.91             9.11
5.501 - 5.750                          113       64,158,934.47            19.92
5.751 - 6.000                          157       93,564,110.76            29.05
6.001 - 6.250                           99       59,931,313.41            18.61
6.251 - 6.500                           47       27,071,274.31             8.41
6.501 - 6.750                           16        9,509,687.82             2.95
6.751 - 7.000                            3        1,704,250.00             0.53
--------------------------------------------------------------------------------
Total:                                 545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 5.848% per annum.

                      Gross Margin of the Mortgage Loans(1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Gross Margin (%)                   Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
                         2.250         545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------
Total:                                 545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans is expected to be approximately 2.250% per annum.

Banc of America Securities LLC                                                38

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

                     Rate Ceilings of the Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Rate Ceilings (%)                  Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
9.001 - 9.250                            1         $948,000.00             0.29%
9.251 - 9.500                            3        1,667,393.83             0.52
9.501 - 9.750                            5        3,670,179.64             1.14
9.751 - 10.000                          25       13,727,294.02             4.26
10.001 - 10.250                         25       15,722,428.52             4.88
10.251 - 10.500                         47       28,163,240.34             8.74
10.501 - 10.750                        101       57,371,920.29            17.81
10.751 - 11.000                        140       82,151,913.40            25.51
11.001 - 11.250                         91       55,152,593.19            17.12
11.251 - 11.500                         42       23,564,853.56             7.32
11.501 - 11.750                         23       13,503,182.00             4.19
11.751 - 12.000                         18       12,032,197.36             3.74
12.001 - 12.250                          9        5,198,720.22             1.61
12.251 - 12.500                          8        5,315,034.32             1.65
12.501 - 12.750                          5        2,793,520.00             0.87
12.751 - 13.000                          2        1,084,250.00             0.34
--------------------------------------------------------------------------------
Total:                                 545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 10.957% per annum.

Banc of America Securities LLC                                                39

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

              First Rate Adjustment Date of the Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
First Rate Adjustment Date         Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
September 1, 2008                        1         $449,256.91             0.14%
October 1, 2008                          1          420,000.00             0.13
December 1, 2008                        32       19,457,959.74             6.04
January 1, 2009                         23       14,492,133.00             4.50
July 1, 2010                             1          700,000.00             0.22
September 1, 2010                        1          948,000.00             0.29
October 1, 2010                          3        1,566,722.05             0.49
November 1, 2010                         1          479,600.69             0.15
December 1, 2010                       120       66,457,358.79            20.63
January 1, 2011                        144       82,751,552.80            25.69
November 1, 2012                         3        1,665,283.51             0.52
December 1, 2012                        41       23,108,499.87             7.18
January 1, 2013                         47       27,156,688.00             8.43
October 1, 2015                          1        1,300,000.00             0.40
December 1, 2015                        56       34,245,007.33            10.63
January 1, 2016                         70       46,868,658.00            14.55
--------------------------------------------------------------------------------
Total:                                 545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Mortgage Loans is expected to be approximately 76 months.

                    Remaining Terms of the Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Remaining Term (Months)            Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
161 - 180                                1         $958,823.26             0.30%
341 - 360                              544      321,107,897.43            99.70
--------------------------------------------------------------------------------
Total:                                 545     $322,066,720.69           100.00%
--------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC                                                40

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2006-A $309,988,000 (approximate)
--------------------------------------------------------------------------------

             Credit Scoring of Mortgagors of the Mortgage Loans (1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Credit Scores                      Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               38      $21,162,654.49             6.57%
751 - 800                              274      167,022,528.94            51.86
701 - 750                              157       91,652,251.14            28.46
651 - 700                               63       35,062,837.74            10.89
601 - 650                               12        6,446,448.38             2.00
Not Scored                               1          720,000.00             0.22
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Total:                                 545     $322,066,720.69           100.00%
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(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                41

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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